                            SCHEDULE 14A (Rule 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12


                            CROGHAN BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


                                      N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            ....................................................................

       (2)  Aggregate number of securities to which transaction applies:

            ....................................................................

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ....................................................................

       (4)  Proposed maximum aggregate value of transaction:

            ....................................................................

       (5)  Total fee paid:

            ....................................................................


[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

            ....................................................................

       (2)  Form, Schedule or Registration Statement No.:

            ....................................................................

       (3)  Filing Party:

            ....................................................................

       (4)  Date Filed:

            ....................................................................

                            CROGHAN BANCSHARES, INC.
                               323 CROGHAN STREET
                               FREMONT, OHIO 43420

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of Croghan Bancshares, Inc., an Ohio corporation (the "Corporation"), will be held at PK's Banquet Hall, 2270 West Hayes Avenue, Fremont, Ohio, 43420, on May 9, 2000, at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are described more fully in the accompanying Proxy
Statement:

1. To consider and vote upon the adoption of an amendment to the Amended Articles of Incorporation to require a supermajority vote of the holders of two-thirds of the outstanding shares of the Corporation for the following shareholder actions if the Board of Directors recommends against the approval of such actions:

                     (a) a proposed amendment to the Articles of Incorporation of the Corporation;

                     (b) a proposed amendment to the Code of Regulations of the Corporation;

                     (c) a proposal to change the number of directors by action of the shareholders;

                     (d) an agreement of merger or consolidation providing for the proposed merger or consolidation of the Corporation with or into one or more other corporations;

                     (e) a proposed combination or majority share acquisition involving the issuance of shares of the Corporation and requiring shareholder approval;

                     (f) a proposal to sell, exchange, transfer or otherwise dispose of all, or substantially all, of the assets, with or without good will, of the Corporation; or

                     (g)    a proposed dissolution of the Corporation.

2. To consider and vote upon the adoption of the Amended and Restated Code of Regulations, including separate votes upon the following provisions of the Amended and Restated Code of Regulations:

                     (i) the classification of the Board of Directors into three classes of four directors each, with terms expiring in successive years;

                     (ii) the establishment of advance notice requirements for shareholder nominations for election to the Board of Directors;

                     (iii) the requirement of cause and a vote of the holders of two-thirds of the outstanding shares of the Corporation to remove directors and the ability of directors to fill vacancies;

                     (iv) the increase of the required vote for shareholders to call meetings of shareholders to 50% of the outstanding shares of the Corporation;

                     (v) the expansion of the indemnification available to directors and officers; and

                     (vi) certain technical changes and the removal of obsolete provisions.

3. If all of the proposals in item 2 ARE adopted, to elect four directors for terms expiring in 2001, four directors for terms expiring in 2002, and four directors for terms expiring in 2003;

        If all of the proposals in item 2 ARE NOT adopted, to elect twelve directors for terms expiring in 2001;

4. To consider and vote upon the adoption of a shareholder proposal requiring confidential voting of proxies and independent inspectors of election, both monitored by a third party;

5. To consider and vote upon the adoption of a shareholder proposal requiring the disclosure to shareholders of offers to purchase or merge with the Corporation within 10 days of receipt of such offer by the Corporation;

6. To consider and vote upon the adoption of a shareholder proposal prohibiting service on the Board of Directors by individuals who are 72 or older; and

7. To consider and act upon such other matters, including the adjournment of the Annual Meeting to solicit additional Proxies, if necessary, as may properly come before the Annual Meeting, or any adjournment thereof.

         Only shareholders of record at the close of business on March 17, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a Proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                             By order of the Board of Directors



                                             Thomas F. Hite, President
                                             and Chief Executive Officer
March 24, 2000

                            CROGHAN BANCSHARES, INC.

                                 PROXY STATEMENT
                              Dated March 24, 2000
                       For Annual Meeting of Shareholders
                         to be Held Tuesday, May 9, 2000


         The enclosed Proxy is being solicited by the Board of Directors of Croghan Bancshares, Inc., an Ohio corporation (the "Corporation"), for use at the 2000 Annual Meeting of Shareholders of the Corporation to be held at PK's Banquet Hall, 2270 West Hayes Avenue, Fremont, Ohio 43420, on Tuesday, May 9, 2000, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, your Proxy may be revoked before your shares are voted by executing a later-dated Proxy or by giving notice of revocation to the Corporation in writing or at the Annual Meeting. Attendance at the Annual Meeting will not, of itself, revoke your Proxy.

         This Proxy Statement is first being mailed to shareholders of the Corporation on or about March 24, 2000.

         Each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific voting instructions on the Proxy, will be voted:

                  FOR the adoption of an amendment to the Amended Articles of Incorporation (the "Current Articles") requiring a supermajority vote of the holders of two-thirds of the outstanding shares of the Corporation for shareholder actions listed in the proposed Article Ninth if the Board of Directors recommends against the approval of such actions;

                  FOR the adoption of the Amended and Restated Code of Regulations (the "New Regulations"), attached to this Proxy Statement as EXHIBIT I, in its entirety. In connection with the vote upon the adoption of the New Regulations, each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy, or, in the absence of specific voting instructions on the Proxy, will be voted:

                           FOR the adoption of a provision in the New
                           Regulations classifying the Board of Directors into three classes of four Directors each, with terms expiring in successive years;

                           FOR the adoption of a provision in the New
                           Regulations requiring advance notice of shareholder nominations for election to the Board of Directors;

                           FOR the adoption of provisions in the New Regulations restricting the removal of Directors and allowing Directors to fill vacancies;

                           FOR the adoption of a provision in the New
                           Regulations increasing the required vote for shareholders to call shareholder meetings to the holders of 50% of the outstanding shares of the Corporation;

                           FOR the adoption of provisions in the New Regulations expanding the indemnification of Directors and officers; and

                           FOR the adoption of technical changes to the Code of Regulations (the "Current Regulations") and the removal of obsolete provisions.

         None of the proposals described above related to the New Regulations will be adopted unless EACH of the proposals is approved by the required vote of the shareholders. See the section of this Proxy Statement entitled "VOTES REQUIRED." If each of the proposals related to the New Regulations is adopted, each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific voting instructions on the Proxy, will be voted:

                  FOR the election to the Board of Directors of the twelve persons listed below under the section of this Proxy Statement entitled "ELECTION OF DIRECTORS" to serve in three classes with terms expiring in successive years and until their respective successors are elected and qualified, or until their earlier resignation, removal from office or death.

         If any of the proposals related to the New Regulations is NOT adopted, each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific voting instructions on the Proxy, will be voted:

                  FOR the election to the Board of Directors of the twelve persons listed below under the section of this Proxy Statement entitled "ELECTION OF DIRECTORS" to serve until the next annual meeting of shareholders in 2001 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office or death.

         Each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy or, in the absence of specific voting instructions on the Proxy, will be voted:

                  AGAINST the adoption of the shareholder proposal to require confidential voting of proxies and independent inspectors of election, both monitored by a third party (the "Mandatory Confidential Voting Resolution");

                  AGAINST the adoption of the shareholder proposal to require disclosure of offers to purchase or merge with the Corporation within 10 days of receipt of the offer (the "M&A Resolution"); and

                  AGAINST the adoption of the shareholder proposal to prohibit service on the Board of Directors of individuals who are 72 or older (the "Age Restriction Resolution").

         Proxies may be solicited by the Directors, officers and other employees of the Corporation and The Croghan Colonial Bank, a wholly-owned subsidiary of the Corporation (the "Bank"), in person or by telephone, telecopy, mail or other electronic media. The Corporation may reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending Proxy materials to beneficial owners. In addition, the Corporation may decide to retain a professional proxy solicitation firm at a cost of approximately $5,000. The cost of soliciting Proxies will be borne solely by the Corporation.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only shareholders of record as of the close of business on March 17, 2000 (the "Voting Record Date"), are eligible to vote at the Annual Meeting. The Corporation's records disclose that, as of the Voting Record Date, there were 1,909,151 outstanding common shares, par value $12.50 per share, of the Corporation (the "Outstanding Common Shares") entitled to vote at the Annual Meeting. Each shareholder of record will be entitled to cast one vote for each Outstanding Common Share registered in his or her name on the books of the Corporation at the close of business on March 17, 2000, on all matters which come before the Annual Meeting. Holders of a majority of the Outstanding Common Shares must be either present or represented by Proxy at the Annual Meeting to constitute a quorum for the transaction of business. To the knowledge of the Board of Directors, no person or entity owns beneficially, directly or indirectly, 5% or more of the Corporation's Outstanding Common Shares as of the date hereof.

                                 VOTES REQUIRED

         Under Ohio law, the Current Articles and the Current Regulations, the following matters must receive the corresponding vote of Outstanding Common
Shares:

                            PROPOSAL                                      REQUIRED VOTE
                            --------                                      -------------
         1)     Adoption of the amendment to the               Affirmative vote of the holders of at
                Current Articles establishing a                least two-thirds of the Outstanding
                supermajority vote requirement                 Common Shares.

         2)     Adoption of each of the seven proposals        Affirmative vote of the holders of at
                related to the New Regulations                 least a majority of the Outstanding
                                                               Common Shares.

         3)     Election of Directors                          The twelve nominees receiving the
                                                               greatest number of votes will be
                                                               elected to the Board of Directors.

         4)     Adoption of the Mandatory Confidential         Affirmative vote of the holders of at
                Voting Resolution                              least a majority of the Outstanding
                                                               Common Shares.

         5)     Adoption of the M&A Resolution                 Affirmative vote of the holders of at
                                                               least a majority of the Outstanding
                                                               Common Shares.

         6)     Adoption of the Age Restriction                Affirmative vote of the holders of at
                Resolution                                     least a majority of the Outstanding
                                                               Common Shares.

         In compliance with the position of the Securities and Exchange Commission on the adoption of the New Regulations, we are asking you to vote SEPARATELY on six provisions of the New Regulations. In addition to a vote on the adoption of the New Regulations, therefore, shareholders will have an opportunity to vote separately on each of the six proposals described below related to the New Regulations. However, none of the proposals related to the New Regulations will be adopted unless ALL of the proposals receive the required vote for adoption. For example, if only five of the proposals related to the New Regulations are approved by the affirmative vote of a majority of the Outstanding Common Shares, then none of the proposals will be adopted. Even the first proposal related to the New

Regulations, which is to adopt the New Regulations in its entirety, will not be adopted unless all seven proposals are approved by the affirmative vote of a majority of the Outstanding Common Shares.

         The required vote for the amendment to the Current Articles, the election of Directors and the adoption of the other proposals listed above is not dependent upon the outcome of the vote for the proposals related to the New Regulations.

         Broker/dealers who hold Outstanding Common Shares in street name for their customers may, under applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit Proxies for such Outstanding Common Shares and may vote such Outstanding Common Shares on some matters, but broker/dealers may not vote such Outstanding Common Shares on other matters without specific instructions from the customer who owns such Outstanding Common Shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such Proxies count toward the establishment of a quorum.

         The effect of an abstention or a non-vote on any of the proposals will be the same as a vote against the adoption of such proposals.

                        ADOPTION OF THE AMENDMENT TO THE
              CURRENT ARTICLES AND ADOPTION OF THE NEW REGULATIONS

         The Board of Directors unanimously recommends that the Corporation's shareholders vote FOR the adoption of an amendment to the Current Articles requiring a supermajority vote of the holders of at least two-thirds of the voting power of the Corporation for the shareholder actions listed in proposed Article Ninth if the Board of Directors recommends against the approval of such actions. The Board of Directors also unanimously recommends that the Corporation's shareholders vote FOR the adoption of the New Regulations in its entirety and, in connection with the New Regulations, FOR the adoption of a provision classifying the Board of Directors; the adoption of a provision establishing procedures for shareholder nominations of Directors; the adoption of provisions restricting the removal of directors and allowing directors to fill vacancies; the adoption of a provision increasing the vote required for shareholders to call shareholder meetings to 50% of the outstanding shares of the Corporation; the adoption of provisions expanding the indemnification of Directors and officers; and the adoption of technical changes to the Current Regulations and removal of obsolete provisions.

         Under the Current Articles, an affirmative vote of the holders of at least two-thirds of the voting power of the Corporation is required for all shareholder actions except the adoption of amendments to the Current Regulations (which requires an affirmative vote of the holders of at least a majority of the voting power of the Corporation). The supermajority vote requirement decreases the required shareholder vote for all actions recommended by the Board of Directors from two-thirds to a majority of the voting power of the Corporation.

         If the supermajority vote requirement is approved and adopted at the Annual Meeting, therefore, a vote of the holders of at least two-thirds of the voting power of the Corporation will be required only when the Board of Directors recommends against approval of the following matters:

         (i) The adoption of an amendment to the Current Articles or the New Regulations;

         (ii)     A change in the number of Directors by shareholder action; or

         (iii) The adoption of an agreement of merger or other significant transaction involving the Corporation.

         The New Regulations contain many provisions which are different from the provisions in the Current Regulations. The most significant of these provisions would:

         (i) Classify the Board of Directors into three classes with each class serving three year terms and with one class being elected each year;

         (ii) Establish advance notice requirements for shareholder nominations for the Board of Directors;

         (iii) Restrict the removal of Directors and allow Directors to fill vacancies on the Board of Directors;

         (iv) Increase the required number of outstanding shares for shareholders to call meetings of shareholders from 25% to 50% of the outstanding shares of the Corporation;

         (v) Provide certain changes in the indemnification of Directors and officers of the Corporation; and

         (vi) Make technical changes to the Current Regulations and remove obsolete provisions.

         As more fully discussed below, the Board of Directors believes that the changes described above would, if adopted, reduce the possibility that another person or entity could affect a sudden or surprise change in control of the Corporation without the support of the incumbent Board of Directors. The changes to the Current Articles and Current Regulations are intended in part to encourage persons seeking to acquire control of the Corporation to initiate such efforts through negotiations with the Corporation. The Board of Directors believes the adoption of the supermajority vote requirement and the New Regulations will help give the Board of Directors the time necessary to evaluate unsolicited offers, as well as appropriate alternatives, in a manner which will assist the Board of Directors in protecting the interests of the Corporation's shareholders.

         If adopted, the supermajority vote requirement and the New Regulations could have the effect of discouraging another person or entity from making a tender offer or otherwise attempting to obtain control of the Corporation, even though such attempt might be beneficial to the Corporation's shareholders. The supermajority vote requirement and the New Regulations also may have significant effects on the ability of shareholders of the Corporation to change the composition of the incumbent Board of Directors. As a result, shareholders should read carefully the following sections of this Proxy Statement which describe the supermajority vote requirement and the New Regulations in detail.

EXISTING ANTI-TAKEOVER PROTECTIONS UNDER OHIO LAW AND THE CURRENT ARTICLES

         The Corporation is an Ohio corporation and, therefore, is subject to the provisions of Section 1701.831 of the Ohio Revised Code (the "Ohio Control Share Acquisition Statute"), Chapter 1704 of the Ohio Revised Code (the "Ohio Merger Moratorium Statute") and the tender offer regulations of the Ohio Division of Securities. The Corporation is also the sole shareholder of an Ohio chartered bank and, as such, is subject to the provisions of Chapter 1115 of the Ohio Revised Code governing bank acquisitions and reorganizations. These statutes and regulations provide the Corporation with certain protections from hostile takeovers and will continue to apply to the Corporation regardless of whether the changes to the Current Articles and Current Regulations are adopted.

         The Current Articles do not permit shareholders to cumulate votes in the election of Directors. Accordingly, the holders of a majority of the Outstanding Common Shares can elect all of the Directors then being elected at any annual or special meeting of the Corporation's shareholders. As a result, a holder of a substantial minority interest in the Corporation may not be able to assure the election of a representative to the Board of Directors.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENTS

         Ohio, like most other states, permits a corporation to adopt protections through the amendment of its Articles or Regulations which, along with certain provisions of Ohio General Corporation Law, may have the effect of delaying or deterring unsolicited takeover attempts. If adopted, the supermajority vote requirement and the New Regulations are intended in part to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Corporation to negotiate first with the Corporation's Board of Directors.

         One method used by third parties to accomplish a takeover or restructuring or other similar extraordinary transaction is the accumulation of substantial ownership of the shares of the target company. Such actions are often undertaken by a third party without advance notice to, or consultation with, the board of directors of the target company. In many cases, the purchaser seeks representation on the target company's board of directors in order to increase the likelihood that the target company will implement the purchaser's proposal. If the target company resists the efforts of the purchaser to obtain representation on the target company's board of directors, the purchaser may commence a proxy contest to have its own nominees elected to the board of directors of the target company. In other cases, the purchaser may not be truly interested in taking over the target company, but may use the threat of a proxy fight and/or a bid to take over the target company as a means of forcing the target company to buy the purchaser's equity position in the target company at a substantial premium over market price.

         The Board of Directors believes that an imminent threat of removal severely curtails its ability to negotiate effectively with such purchasers. The Board of Directors may be deprived of the time and information necessary to evaluate a takeover proposal, to study alternative proposals and to help ensure that the best interests of the Corporation's shareholders are protected. When the real purpose of a takeover bid is to force the Corporation to repurchase the Corporation's shares held by the purchaser at a premium price, the Board of Directors faces the risk that if it does not buy the purchaser's interest, the Corporation's business and management will be disrupted, perhaps irreparably.

         The Board of Directors believes that the benefits of seeking to protect its ability to negotiate with the proponent of an unfriendly or unsolicited proposal to take over or restructure the Corporation outweigh any potential disadvantages. You should note, however, that there are potential disadvantages in adopting the supermajority vote requirement and the New Regulations. Adopting the supermajority vote requirement and the New Regulations could discourage proxy contests or make more difficult the assumption of control of the Corporation by the holder of a substantial block of the Corporation's shares. Adopting the supermajority vote requirement and the New Regulations also will make more difficult the removal of the Board of Directors and could thus have the effect of entrenching the incumbent Board of Directors.

         The supermajority vote requirement and the New Regulations are not the result of any specific efforts of which the Corporation is aware to accumulate the Corporation's securities or to obtain control of the Corporation. The Board of Directors does not presently contemplate recommending the adoption of any further amendments to the Current Articles or Current Regulations which would affect the ability of third parties to take over or affect a change in control of the Corporation.

         The complete text of the supermajority vote requirement is set forth in the resolution contained in the section of this Proxy Statement entitled "DESCRIPTION OF THE AMENDMENT TO THE CURRENT ARTICLES." The complete text of the New Regulations is set forth on EXHIBIT I of this

Proxy Statement. The following descriptions of the supermajority vote requirement and the New Regulations are qualified in their entirety by reference to the resolution and EXHIBIT I.

                          DESCRIPTION OF THE AMENDMENT
                             TO THE CURRENT ARTICLES

         The Board of Directors recommends that the shareholders adopt an amendment to the Current Articles adding a "supermajority vote requirement." This provision reduces the shareholder vote required for approval or adoption of any action recommended by the Board of Directors from two-thirds to a majority of the voting power of the Corporation. A supermajority vote of two-thirds of the voting power of the Corporation will be required for the following matters if the Board of Directors recommends against the approval of such actions:

                  (i)      A proposed amendment to the Current Articles;

                  (ii) A proposed amendment to the New Regulations, or the Current Regulations in the event the New Regulations are not adopted (the Current Regulations may be amended by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation.);

                  (iii) A proposal to change the number of directors by action of the shareholders;

                  (iv) An agreement of merger or consolidation providing for the proposed merger or consolidation of the Corporation with or into one or more other corporations;

                  (v) A proposed combination or majority share acquisition involving the issuance of shares of the Corporation and requiring shareholder approval;

                  (vi) A proposal to sell, exchange, transfer or otherwise dispose of all, or substantially all, of the assets, with or without good will, of the Corporation; or

                  (vii)    A proposed dissolution of the Corporation.


         You should note that the supermajority vote requirement will prevent a shareholder with a majority of the voting power of the Corporation from avoiding the requirements of the Current Articles and the New Regulations by simply repealing them or by causing a majority of the Board of Directors to do so. However, you also should note that the supermajority vote requirement will grant shareholders holding a significant minority position a veto power over certain changes to the Current Articles or the New Regulations, even if a majority of shareholders favors such changes.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE SUPERMAJORITY VOTE REQUIREMENT. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual
Meeting:

         RESOLVED, that the Amended Articles of Incorporation of Croghan Bancshares, Inc. be, and they hereby are, amended by the addition of the following Article NINTH:

                  NINTH. Notwithstanding any provision of the Ohio Revised Code requiring for any purpose the vote, consent, waiver or release of the holders of shares of the corporation entitling them to exercise any proportion of the voting power of the corporation or of any class or classes thereof, any action pursuant to such provision, unless expressly otherwise provided by statute, may be taken by the vote, consent, waiver or release of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation or of such class or classes; provided, however, that if the board of directors of the corporation shall recommend against the approval of any of the following matters, the affirmative vote of the holders of shares entitling them to exercise not less than two-thirds of the voting power of any class or classes of shares of the corporation which entitle the holders thereof to vote in respect of any such matters as a class shall be required to adopt:

                           (A) A proposed amendment to the Articles of Incorporation of the corporation;

                           (B)      A proposed amendment to the Code of
                                    Regulations of the corporation;

                           (C) A proposal to change the number of directors by action of the shareholders;

                           (D) An agreement of merger or consolidation providing for the proposed merger or consolidation of the corporation with or into one or more other corporations;

                           (E) A proposed combination or majority share acquisition involving the issuance of shares of the corporation and requiring shareholder approval;

                           (F) A proposal to sell, exchange, transfer or otherwise dispose of all, or substantially all, of the assets, with or without good will, of the corporation; or

                           (G)      A proposed dissolution of the corporation.

                DESCRIPTION OF CHANGES TO THE CURRENT REGULATIONS

         The Board of Directors recommends that the shareholders adopt each of the seven proposals related to the New Regulations. The first of these proposals is to adopt the New Regulations in its entirety, and the other six proposals are to adopt specific provisions of the New Regulations. Five of the six proposals to adopt specific provisions to the New Regulations may have a material effect on the rights of shareholders, and each of these provisions is described below in detail. The last proposal includes several technical changes and the removal of obsolete provisions. None of the proposals related to the New Regulations, including the first proposal to adopt the New Regulations in its entirety, will be adopted unless all of the proposals related to the New Regulations are approved by the affirmative vote of the holders of a majority of the Outstanding Common Shares.

ADOPTION OF THE NEW REGULATIONS IN ITS ENTIRETY

         The New Regulations include numerous changes. These changes include:
(i) classifying the Board of Directors into three classes with each class serving three year terms and with one class being elected each year; (ii) establishing advance notice requirements for shareholder nominations for the Board of Directors; (iii) restricting the removal of Directors and allowing the Directors to fill vacancies on the Board of Directors; (iv) increasing the required number of outstanding shares for shareholders to call meetings of shareholders from 25% to 50% of the outstanding shares of the Corporation; (v) expanding the indemnification of Directors and officers; and (iv) making technical changes to the Current Regulations and removing obsolete provisions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE NEW REGULATIONS, ATTACHED HERETO AS EXHIBIT I, IN ITS ENTIRETY. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., in substantially the form attached to the Proxy Statement of the Corporation, dated March 24, 2000, as EXHIBIT I, be, and it hereby is, adopted to supercede and take the place of the Code of Regulations of Croghan Bancshares, Inc.; provided, however, that the Amended and Restated Code of Regulations shall not be adopted to supercede the Code of Regulations of Croghan Bancshares, Inc., if any of the proposals related to the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., to be voted on separately by the shareholders, is not adopted at the 2000 Annual Meeting of Shareholders.

CLASSIFICATION OF THE BOARD OF DIRECTORS

         The Current Regulations provide that all Directors are to be elected annually for a term of one year. Ohio law permits provisions in a company's Articles or Regulations, if approved by shareholders, that classify the Board of Directors. The New Regulations provide for a Classified Board of Directors that would stagger the number of Directors into three classes, as nearly equal in number of Directors as possible. The Corporation currently has twelve Directors, which is the maximum number of Directors permitted under the Current Regulations. The New Regulations will allow up to sixteen Directors, but no more than three classes. Although the New Regulations allow up to sixteen Directors, the current number of Directors will be fixed at twelve, and the Board of Directors does not anticipate any change in this number at this time.

         All of the Directors will be elected at the Annual Meeting. See the section of this Proxy Statement entitled "ELECTION OF DIRECTORS." If the New Regulations are not adopted, all of the Directors will serve terms until the Corporation's next annual meeting of shareholders in 2001 and until their respective successors are elected and qualified, or until their earlier resignation, removal from office or death. If the New Regulations are adopted, the Board of Directors will be classified in the following manner:

         Class of Directors          Names of Directors                               Initial Term Expires
         ------------------          ------------------                               --------------------


         Class I                     Janet E. Burkett, John P. Keller,                2001 Annual Meeting
                                     Daniel W. Lease and Allan E. Mehlow


         Class of Directors          Names of Directors                               Initial Term Expires
         ------------------          ------------------                               --------------------

         Class II                    Thomas F. Hite, Robert H. Moyer,                 2002 Annual Meeting
                                     J. Terrence Wolfe and Gary L. Zimmerman

         Class III                   Claire F. Johansen, Stephen A. Kemper,           2003 Annual Meeting
                                     K. Brian Pugh and Claude E. Young

If the New Regulations are adopted, at each annual meeting following this initial classification and election, the successors to the class of Directors whose terms expired at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election or until their successors have been duly elected and qualified, or until their earlier resignation, removal from office or death.

         Classifying the Board of Directors will extend significantly the time required to affect a change in control of the Board of Directors and may discourage hostile takeover bids for the Corporation. Currently, changes in control of the Board of Directors can be made by shareholders holding a majority of the votes cast at a single annual meeting. If the Corporation implements a Classified Board of Directors, it will take at least two annual meetings for a majority of shareholders to make a change in control of the Board of Directors, because only a minority of the Directors will be elected at each meeting. See the section of this Proxy Statement entitled "ADOPTION OF THE AMENDMENT TO THE CURRENT ARTICLES AND ADOPTION OF THE NEW REGULATIONS."

         A Classified Board of Directors is designed to assure continuity and stability in the Corporation's leadership and policies. While the Board of Directors has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that classifying the Board of Directors will assist in protecting the interests of the Corporation's shareholders in the event of an unsolicited offer for the Corporation.

         Because of the additional time required to change control of the Board of Directors, the Classified Board of Directors will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a potential acquirer will not be able to take action to remove other impediments to its acquisition of the Corporation, including, as discussed above, the supermajority vote requirement. This will tend to discourage certain tender offers, including perhaps some tender offers that shareholders may feel would be in their best interests. Classification of the Board of Directors also will make it more difficult for the shareholders to change the composition of the Board of Directors, even if the shareholders believe such a change would be desirable.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISION IN THE NEW REGULATIONS CLASSIFYING THE BOARD OF DIRECTORS. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that Article Two, Section 2.02(E) of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., in substantially the form attached to the Proxy Statement of the Corporation, dated March 24, 2000, as part of EXHIBIT I, be, and it hereby is, adopted; provided, however, that Article Two, Section 2.02(E) of the Amended Restated Code of Regulations of Croghan Bancshares, Inc. shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., to be voted on separately by the shareholders, is not adopted at the 2000 Annual Meeting of Shareholders.

PROCEDURES FOR MAKING NOMINATIONS

         Under both the Current Regulations and the New Regulations, the Board of Directors is authorized to nominate individuals for election to the Board of Directors at each annual meeting of shareholders. The Current Regulations do not contain procedures for nominations by shareholders of individuals for election to the Board of Directors. The New Regulations establish procedures for shareholder nominations of Directors.

         The New Regulations provide that shareholder nominations of individuals for election to the Board of Directors must be made in writing and must be received at the principal offices of the Corporation on or before the December 31st immediately preceding the annual meeting at which the proposed nominee is to be presented for election, or within a reasonable time prior to the date of the meeting as determined by the Board of Directors. If a nominee is proposed for election as a Director at a special meeting of shareholders, the written notice of the proposed nominee must be received by the secretary of the Corporation no later than the close of business on the seventh (7th) day following the day on which notice of the special meeting was mailed to the shareholders.

         The notification for the proposed nominee must contain the following information: (1) the name, age, business or residence address of each nominee proposed in such notice, (2) the principal occupation or employment of such nominee, and (3) the number of shares of the Corporation owned beneficially and/or of record by each such nominee and the length of time any such shares have been so owned. Any attempted nomination that is not made in accordance with this procedure would be invalid and disregarded, unless the person acting as chairman of the shareholder meeting at which the election of Directors is to take place determines that the facts warrant the acceptance of such nomination.

         The purpose of the nomination provisions is to avoid the possibility of a surprise nomination that would preclude the Board of Directors from investigating and the shareholders from adequately assessing the competence, experience, integrity and other relevant factors concerning the qualification of the proposed nominee. In the absence of such provisions, the nominations could be made from the floor, and such nominees could be elected to the Board of Directors without any information about the nominees furnished to the shareholders in advance for their consideration. The Board of Directors believes that shareholders are entitled to know basic information about the qualifications of persons nominated for election as Directors, and the nomination provisions substantially assist the Board of Directors in ensuring the availability of such information.

         A possible adverse effect of the nomination provisions may be that a person who is otherwise qualified to serve as a Director and who is proposed for nomination and election by holders of a sufficient number of the Outstanding Common Shares to elect one Director may not be nominated or elected due to inadvertence. Also, the nomination provisions may make it easier for incumbent Directors to solicit proxies to resist a dissident slate of directors and thus retain their status as Directors. In this sense, the nomination provisions can be viewed as advantageous to the incumbent Directors and executive officers and may discourage takeover attempts. However, the Board of Directors believes that the benefits to the shareholders of the nomination provisions outweigh any possible disadvantages and that the nomination provisions are reasonable rules to govern the nominating process. See the section of this Proxy Statement entitled "ADOPTION OF THE AMENDMENT TO THE CURRENT ARTICLES AND ADOPTION OF THE NEW REGULATIONS."

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISION IN THE NEW REGULATIONS ESTABLISHING PROCEDURES FOR SHAREHOLDER NOMINATIONS FOR THE BOARD OF DIRECTORS. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that Article Two, Section 2.04 of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., in substantially the form attached to this Proxy Statement of the Corporation, dated March 24, 2000, as part of EXHIBIT I, be, and it hereby is, adopted; provided, however, that Article Two, Section 2.04 of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc. shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., to be voted on separately by the shareholders, is not adopted at the 2000 Annual Meeting of Shareholders.

REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

         The New Regulations place restrictions on the ability of shareholders to remove members of the Board of Directors. The New Regulations provide that Directors may be removed only for cause. The Current Regulations provide that a Director, or the entire Board of Directors, may be removed by the shareholders with or without cause. The New Regulations also provide that the affirmative vote of at least two-thirds of the voting power of the Corporation's shares entitled to vote for the election of Directors would be required to remove a Director from office. Under the Current Regulations, any Director may be removed from the Board of Directors with or without cause by the affirmative vote of the holders of the majority of the outstanding shares.

         The effect of this change should be considered in conjunction with the provisions relating to the filling of vacancies. Article II of the Current Regulations provides that a vacancy on the Board of Directors created by a removal may be filled by the majority vote of the shareholders. The New Regulations provide that any vacancy, including a vacancy created by removal, may be filled only by the remaining Directors acting by a vote of the majority, even if less than a quorum. The New Regulations do not permit shareholders to fill any vacancies on the Board of Directors, even where Directors are removed by the shareholders for cause. Any person named by the remaining Directors to fill a vacancy on the Board of Directors would serve only until the next annual meeting of shareholders.

         The provisions relating to removal and the filling of vacancies on the Board of Directors will preclude a third party from removing incumbent Directors without cause and simultaneously gaining control of the Board of Directors by filling the vacancies created by removals with its nominees. The provisions also will reduce the power of shareholders, even those with a majority interest in the Corporation, to remove incumbent Directors and to fill vacancies on the Board of Directors. Shareholders will have the power to remove Directors for cause with a two-thirds vote, but only the Directors will have the power to fill the vacancies created by such removal. The Board of Directors believes that these provisions enhance the likelihood of continuity within the Board of Directors (although such continuity has not presented problems in the past), thereby facilitating long range planning in the best interest of shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISIONS IN THE NEW REGULATIONS RESTRICTING THE REMOVAL OF DIRECTORS AND ALLOWING DIRECTORS TO FILL VACANCIES. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution of the Annual Meeting:

                  RESOLVED, that Article Two, Sections 2.05 and 2.06 of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., in substantially the form attached to this Proxy Statement of the Corporation, dated March 24, 2000, as part of EXHIBIT I, be, and they hereby are, adopted; provided, however, that Article Two, Sections 2.05 and 2.06 of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc. shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., to be voted on separately by the shareholders, is not adopted at the 2000 Annual Meeting of Shareholders.

REQUIRED VOTE TO CALL SHAREHOLDER MEETINGS

         Under the Current Regulations, special meetings of shareholders may be called for any purpose and at any time by the president of the Corporation or the Board of Directors. In addition, the Current Regulations provide that special meetings of shareholders may be called by the holders of 25% of the outstanding shares of the Corporation.

         The New Regulations also provide that the Board of Directors, the president, and certain other officers of the Corporation may call a special meeting of shareholders. The New Regulations would increase the percentage of outstanding shares required for shareholders to call special meetings of the shareholders from 25% to 50%. Under Ohio General Corporation Law, the holders of 25% of the outstanding shares may call a special meeting of shareholders unless the Articles or Regulations specify a smaller or larger percentage. The percentage may not, however, exceed 50%. The New Regulations would, therefore, increase to the maximum the percentage of outstanding shares of the Corporation that would be required to call a special meeting.

         The purpose of this change is to make it more difficult for a person to call a special meeting of shareholders. In the context of an unsolicited tender offer, a special meeting called without the Board of Directors' consent may prevent the Corporation from pursuing other alternatives and may undermine the bargaining power of the Board of Directors. Increasing the required vote would not, however, preclude the calling of a special meeting with the consent of the holders of 50% or more of the outstanding shares of the Corporation. Further, the proposal would not preclude any shareholder from proposing business or nominating candidates for election as Directors at an annual meeting of shareholders, provided applicable procedures were followed. This 50% requirement would apply to every special meeting of shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISIONS IN THE NEW REGULATIONS INCREASING THE REQUIRED VOTE TO CALL SHAREHOLDER MEETINGS. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that Article I, Section 1.02 of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., in substantially the form attached to this Proxy Statement of the Corporation, dated March 24, 2000, as part of EXHIBIT I, be, and it hereby is, adopted; provided, however, that Article I,
                  Section 1.02 of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc. shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., to be voted on separately by the shareholders, is not adopted at the 2000 Annual Meeting of Shareholders.

DIRECTOR LIABILITY AND INDEMNIFICATION

         The New Regulations modify the indemnification provisions which provide protection to the Directors and officers of the Corporation in making decisions relating to matters affecting the interest of the Corporation, including takeover proposals. Under both the Current and New Regulations, Directors and officers are entitled to advancements for expenses and reimbursement for any costs, judgments, fines and amounts paid in settlement in connection with their actions as representatives of the Corporation. Under the Current Regulations, Directors and officers are indemnified by the Corporation as long as they have acted in good faith and in a manner they reasonably believe to be in or not opposed to the best interests of the Corporation. Under the New Regulations, Directors and officers are entitled to indemnification from the Corporation as long as the act or omission giving rise to any claim for indemnification was not occasioned by an intent to cause injury to the Corporation or by the reckless disregard for the best interests of the Corporation. The New Regulations also allow an indemnitee to petition a court to review a determination of indemnification and to make certain that a determination about the indemnitee's right to indemnification is made.

         The Board of Directors may be deemed to have a conflict of interest in recommending the adoption of the new indemnification provisions by the shareholders. If the members of the Board of Directors are sued in their capacity as Directors, they may be able to limit their liability by taking advantage of the new indemnification provisions and the provisions of the Ohio General Corporate Law. The Board of Directors believes, however, the broad right of indemnification is necessary to encourage and retain capable persons to serve as Directors. The quality of a corporation's board of directors is a major factor in its long-term success, and any steps which improve the capacity of a corporation to attract and retain the best possible directors is of considerable value to the shareholders. The Board of Directors also believes that the broad right of indemnification and limitations upon Directors' liability for monetary damages are necessary to promote the desirable end that Directors will resist vigorously what they consider unjustified suits and claims brought against them in their representative capacities.

         The Board of Directors recognizes that, despite any provision in the New Regulations to the contrary, the Corporation's ability to indemnify Directors and officers pursuant to the New Regulations, or pursuant to any indemnification agreement, at all times would be subject to federal and state public policy limitations which may prevent indemnification. The Board of Directors believes that public policy would prevent indemnification for egregious and intentional wrongdoing, such as self-dealing or willful fraud. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted under the indemnification provisions of the New Regulations, the Corporation understands that the Securities and Exchange Commission believes such indemnification is against public policy and is, therefore, unenforceable.

         The Corporation is not aware of any current or past indemnification or liability issues that will or could be presented to the Corporation in the event that Article Five of the New Regulations is adopted.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISIONS IN THE NEW REGULATIONS EXPANDING THE INDEMNIFICATION AVAILABLE TO DIRECTORS AND OFFICERS OF THE CORPORATION. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that Article Five of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., in substantially the form attached to this Proxy Statement of the Corporation, dated March 24, 2000, as part of EXHIBIT I, be, and it hereby is, adopted; provided, however, that Article Five of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc. shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., to be voted on separately by the shareholders, is not adopted at the 2000 Annual Meeting of Shareholders.

TECHNICAL AMENDMENTS

         The Board of Directors also is recommending several technical amendments to the Current Regulations, including the removal of provisions that are outdated or obsolete. The technical amendments will not have a material affect on the rights of shareholders. These amendments include, but are not limited to, removing the address of the Corporation, allowing meetings to be held anywhere within or outside the State of Ohio and allowing shareholders to submit proxies electronically. All of the technical amendments are permissible under Ohio law, and have been deemed by the Board of Directors to be in the best interests of the shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISIONS IN THE NEW REGULATIONS MAKING TECHNICAL CHANGES AND REMOVING OUTDATED PROVISIONS. Accordingly, the shareholders of the Corporation will be asked to adopt the following resolution at the Annual Meeting:

                  RESOLVED, that all of the provisions of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., with the exception of the provisions to be voted on separately by the shareholders, in substantially the form attached to this Proxy Statement of the Corporation, dated March 24, 2000, as part of EXHIBIT I, be, and they hereby are, adopted; provided, however, that these provisions of the Amended and Restated Code of Regulations of Croghan Bancshares, Inc. shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Croghan Bancshares, Inc., to be voted on separately by the shareholders, is not adopted at the 2000 Annual Meeting of Shareholders.

         The following table briefly summarizes the foregoing material changes and some of the technical changes contained in the New Regulations.



PROVISIONS UNDER THE CURRENT                                 PROVISIONS UNDER THE
REGULATIONS                                                  NEW REGULATIONS
-------------------------------------------------------      -----------------------------------------------------
1.   Meetings of  shareholders  may be called by 25% of      1.    Meetings of  shareholders  may be called by 50%
the outstanding shares of the Corporation.                   of the outstanding shares of the Corporation.

2.   Annual  Meeting  can be held  anywhere  within the      2.    Annual  Meeting can be held anywhere  within or
State of Ohio.                                               outside the State of Ohio.

3.   Notice  of  shareholder  meetings  required  to be      3.    Notice of shareholder  meetings  required to be
delivered  within  10 to 60 days  before  the  meeting.      delivered  within 7 to 60 days  before  the  meeting.
Record  date for  shareholders  entitled to vote is set      Directors  can set  the  record  date  in any  manner
by closing the books or by the  Directors  and is to be      allowed  by  law,  the  Current  Articles  or the New
within 10 to 60 days of the meeting.                         Regulations.  The  record  date  must not be  earlier
                                                             than the date the record date is fixed and not more
                                                             than 60 days before the meeting.

PROVISIONS UNDER THE CURRENT                                 PROVISIONS UNDER THE
REGULATIONS                                                  NEW REGULATIONS
-------------------------------------------------------      -----------------------------------------------------

4.   Indemnification  required where the Director acted      4.    Indemnification   required   if   the   act  or
in good  faith and in a manner he  reasonably  believed      omission    giving    rise   to   the    claim    for
to be in or not  opposed to the best  interests  of the      indemnification  was not occasioned by the Director's
Corporation.                                                 intent  to  cause  injury  to  the   Corporation   or
                                                             reckless  disregard  for the  best  interests  of the
                                                             Corporation.

5.   The number of  Directors  must be within the range      5.    The number of  Directors  is set at 12, but can
of 5 to 12.                                                  be increased  or  decreased  within the range of 5 to
                                                             16.

6.   No procedures provided for nominating Directors.        6.    Specific   nomination   procedures   to  ensure
                                                             notice   to  the   Board   of   Directors   and   the
                                                             shareholders.

7.   Directors may be removed,  with or without  cause,      7.    Directors  may be  removed  only for  cause and
by majority vote of the shareholders.                        only   with   the   affirmative   vote  of  at  least
                                                             two-thirds of the voting power of the Corporation.

8.   Vacancies in the Board of Directors,  except those      8.    Vacancies  in the  Board  of  Directors  may be
occurring  by  removal,  may be filled by a vote of the      filled  by  a  vote  of  the  majority  of  remaining
majority of remaining  Directors.  Vacancies created by      Directors.
removal can be filled by the remaining  Directors  only
if the shareholders fail to elect new Directors.

9.   Amendments  to  the  Current  Regulations  may  be      9.    Amendments  to  the  New  Regulations  must  be
adopted by the  affirmative  vote of a majority  of the      adopted  in  accordance  with the  provisions  of the
voting power of the Corporation.                             Current  Articles.  Amendments  that are  approved by
                                                             the Board of Directors can be adopted with the
                                                             affirmative vote of a majority of the voting power of
                                                             the Corporation. If the Board of Directors recommends
                                                             against the approval of an amendment, the affirmative
                                                             vote of at least two-thirds of the voting power of the
                                                             Corporation is required for adoption of the amendment.

                                                             10.   Proxies  must be submitted in writing or by any
10.  Proxies must be submitted in writing.                   other verifiable communication.




                              ELECTION OF DIRECTORS

         The Current Regulations of the Corporation provide that the Board of Directors shall consist of not less than five nor more than twelve members who must be shareholders of the Corporation, with the number of Directors within such range fixed or changed by the shareholders at a meeting for the election of

Directors. The Current Regulations provide that the Directors may increase the number of Directors by no more than two and may appoint additional Directors to fill any such new Board of Directors seats, provided that the total number of Directors may not exceed twelve. The number of Directors has been fixed previously by the shareholders at twelve, and no change in such number is proposed this year.

         If the New Regulations are adopted, four Directors will be elected initially for terms expiring in 2001, four Directors will be elected initially for terms expiring in 2002 and four Directors will be elected for terms expiring in 2003, as indicated in the table below. If the New Regulations are not adopted, the twelve nominees will be elected for terms expiring in 2001. See the section of this Proxy Statement entitled "DESCRIPTION OF CHANGES TO THE CURRENT REGULATIONS."

         Nominations for election of Directors are determined by the Board of Directors. The Current Articles and the Current Regulations do not contain any restrictions on shareholder nominations for the election of Directors. If any nominee is unable to stand for election, the Proxy Committee, which consists of Directors Thomas F. Hite, Janet E. Burkett and J. Terrence Wolfe, will vote for such other person or persons as the Board of Directors recommends. At this time, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. Shareholders may vote for up to twelve nominees, and the twelve nominees receiving the highest number of votes shall be elected as Directors. Shareholders may not cumulate their votes in the election of Directors.

         The following is a list of twelve nominees proposed for election as Directors together with their respective ages, occupations, and amount and nature of beneficial ownership of Outstanding Common Shares as of December 31, 1999. The Board of Directors recommends that you vote FOR the election of such nominees as Directors of the Corporation. Each nominee contributes to the breadth of business experience represented on the Board of Directors, and most have long-standing records of service to the Corporation and the Bank as Directors.



        =====================================================================================================================
                                                                                                  BENEFICIAL
                                                    PRINCIPAL OCCUPATION           DIRECTOR        OWNERSHIP       PERCENT
          NAME OF DIRECTOR NOMINEE    AGE          DURING PAST FIVE YEARS            SINCE         OF COMMON         OF
                                                                                      (1)          STOCK (2)        CLASS
        ---------------------------------------------------------------------------------------------------------------------
                             NOMINEES FOR TERMS EXPIRING IN 2001 (IF THE NEW REGULATIONS ARE ADOPTED.)
        ---------------------------------------------------------------------------------------------------------------------
        JANET E. BURKETT               65     Treasurer of Burkett Industries,       1991           6,795 (3)         .4%
                                              Inc., an electrical contracting
                                              firm located in Fremont, Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        JOHN P. KELLER                 66     Vice President of                      1973          14,338             .8%
                                              Keller-Ochs-Koch Funeral Home
                                              located in Fremont, Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        DANIEL W. LEASE                51     President of Wahl Refractories,        1994           1,500 (4)         .1%
                                              Inc., a refractory products
                                              manufacturer located in Fremont,
                                              Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        ALLAN E. MEHLOW (5)            44     Treasurer of the Corporation and       2000             518             .1%
                                              Vice-President/Chief Operating
                                              Officer of the Bank.
        ---------------------------------------------------------------------------------------------------------------------
                             NOMINEES FOR TERMS EXPIRING IN 2002 (IF THE NEW REGULATIONS ARE ADOPTED.)
        ---------------------------------------------------------------------------------------------------------------------
        THOMAS F. HITE                 60     President and Chief Executive          1987           6,456 (6)         .3%
                                              Officer of the Corporation and
                                              the Bank.
        ---------------------------------------------------------------------------------------------------------------------

        =====================================================================================================================
                                                                                                  BENEFICIAL
                                                    PRINCIPAL OCCUPATION           DIRECTOR        OWNERSHIP       PERCENT
          NAME OF DIRECTOR NOMINEE    AGE          DURING PAST FIVE YEARS            SINCE         OF COMMON         OF
                                                                                      (1)          STOCK (2)        CLASS
        ---------------------------------------------------------------------------------------------------------------------
        ROBERT H. MOYER                71     Chairman of Mosser Construction,       1973          16,308 (7)         .9%
                                              Inc., a commercial construction
                                              and contracting company located
                                              in Fremont, Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        J. TERRENCE WOLFE              59     Retired.  Formerly, a Vice             1994          30,000 (8)        1.6%
                                              President in charge of the paper
                                              converting operation of the
                                              Robert F. Wolfe Co. located in
                                              Fremont, Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        GARY L. ZIMMERMAN              53     Vice President of Swint-Reineck        1991             840             .1%
                                              Hardware, Inc., a hardware store
                                              located in Fremont, Ohio.
        ---------------------------------------------------------------------------------------------------------------------
                             NOMINEES FOR TERMS EXPIRING IN 2003 (IF THE NEW REGULATIONS ARE ADOPTED.)
        ---------------------------------------------------------------------------------------------------------------------
        CLAIRE F. JOHANSEN (9)         46     President of Ohio Outdoor              2000              15             .1%
                                              Advertising Corp. located in
                                              Fremont, Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        STEPHEN A. KEMPER              60     Owner of Kemper Iron and Metal         1996           3,738 (10)        .2%
                                              Corporation, a recycler and scrap
                                              processor located in Bellevue,
                                              Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        K. BRIAN PUGH                  60     President of Clyde Parts               1996           2,400 (11)        .1%
                                              Corporation, an automotive parts
                                              distributor located in Clyde,
                                              Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        CLAUDE E. YOUNG                67     Chairman of the Board of               1979          19,356 (12)       1.0%
                                              Directors of Progress Plastic
                                              Products, Inc., a plastics parts
                                              manufacturer with locations in
                                              Bellevue and Tiffin, Ohio.
        ---------------------------------------------------------------------------------------------------------------------
        All Directors and Executive    --                    --                       --          117,066            6.1%
        Officers as a Group (17
        Persons) (13)
        =====================================================================================================================


(1) Directorships were with the Bank only until 1983 and with the Bank and the Corporation since the applicable date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1999.
(3) Includes 6,495 shares held in trust as co-trustee with Mrs. Burkett's husband.
(4)    Includes 600 shares owned jointly by Mr. Lease and his wife.
(5) Albert C. Nichols resigned as a Director and as Chairman of the Board of Directors as of January 28, 2000. Allan E. Mehlow was appointed by the Board of Directors effective February 15, 2000, to fill the vacancy created by Mr. Nichols' resignation as a Director.
(6)    Includes 930 shares owned by Mr. Hite's wife.
(7)    Includes 6,072 shares owned by Mr. Moyer's wife in trust.
(8)    Includes 29,900 shares held in trust as co-trustee with Mr. Wolfe's wife.
(9) Clemens J. Szymanowski resigned from the Board of Directors as of December 31, 1999. Claire F. Johansen was appointed by the Board of Directors effective January 3, 2000, to fill the vacancy created by Mr. Szymanowski's resignation.
(10)   Includes 162 shares owned by Mr. Kemper's wife.

(11) Includes 1,262 shares owned jointly by Mr. Pugh and his wife, 30 shares owned jointly by Mr. Pugh and his grandson, and 338 shares owned individually by his wife.
(12) Includes 9,916 shares owned jointly by Mr. Young and his wife and 7,855 shares owned individually by his wife.
(13) Includes all Directors and executive officers of the Corporation and all executive officers of the Bank.

         No family relationships exist between the Corporation's Directors, nominees and executive officers, except that Janet E. Burkett, a current Director, is an aunt by marriage to William C. Hensley, a Vice President of the Bank. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

         Each Director of the Corporation is also a Director of the Bank. The Board of Directors of the Bank met fourteen (14) times during 1999, and meetings of the Board of Directors of the Corporation were held immediately following on nine (9) of these occasions. Each Director attended at least seventy-five percent (75%) of the total number of Board of Directors meetings and meetings of committees on which he or she served.

         The Bank has standing audit and compensation committees that function in lieu of audit and compensation committees of the Corporation. The Audit Committee, which consists of Directors Kemper, Lease and Zimmerman, met five (5) times during 1999. The Audit Committee's primary responsibility is overseeing the activities of the internal and external auditors for the Corporation and the Bank.

         The Compensation Committee, which consists of Directors Keller, Moyer and Young, met three (3) times during 1999. The Compensation Committee's primary responsibility is to review the annual compensation and benefits of the Chief Executive Officer and other officers of the Corporation and the Bank and make recommendations to the Board of Directors regarding annual increases and other appropriate changes.

         Neither the Corporation nor the Bank has a standing nominating committee or a committee performing a similar function.

         During 1999, the Directors received Director's fees at the rate of $500 per Bank Board of Directors meeting attended and $250 per committee meeting attended. No separate compensation is paid for meetings of the Corporation's Board of Directors. Directors who are also officers of the Corporation or the Bank do not receive compensation for attendance at any committee meetings.

                               EXECUTIVE OFFICERS

         The following information is furnished concerning executive officers of the Corporation and the Bank, all of whom are elected annually and serve at the pleasure of the Board of Directors of the Corporation and the Bank:



     NAME                      AGE                            POSITION AND BUSINESS BACKGROUND
     ----                      ---                            --------------------------------
Thomas F. Hite                 60       Mr. Hite is President and Chief Executive  Officer of the Corporation and the
                                        Bank and has served in such  position  since 1988. He joined the Bank in 1957 and  served as  Executive  Vice  President  of the Bank from 1984 to 1988 and
                                        Vice President and Secretary of the Corporation from 1983 to 1988.




James K. Walter                63       Mr. Walter has served as Senior Vice  President/Commercial  Loans of the Bank
                                        since 1991 and as Senior  Vice  President  of the Bank from 1988 to 1991.  He has also served as Vice President of the  Corporation  since 1984,  Secretary of the Corporation  since 1991, and Treasurer of the Corporation from 1984 to
                                        1992. He joined the Bank in 1959 and served as Vice  President/Personnel  and
                                        Marketing of the Bank from 1980 to 1988.
James A. Draeger               59       Mr.  Draeger  has  served as a Vice  President  of the Bank  since  1980,  as officer  in  charge  of Real  Estate  Loans  since  1985 and as  Agricultural
                                        Administrator of the Bank since joining the Bank in 1975.
William C. Hensley             56       Mr. Hensley has served as Vice  President/Chief  Lending  Officer of the Bank
                                        since  1991.  He joined  the Bank in 1963 and  served as Vice  President  and
                                        Manager of  Consumer  Loans  from 1980 to 1991.  He is the nephew of Janet E.
                                        Burkett, a Director of the Corporation and the Bank.
Barry F. Luse                  47       Mr.  Luse has  served  as Vice  President/Trust  Officer  of the  Bank  since
                                        October  1993.  He  first  joined  the  Bank in 1990  and  served  as a Trust
                                        Officer  of the Bank from 1990 to 1993.  He has been a member of the Ohio Bar since 1983.
Allan E. Mehlow                44       Mr. Mehlow has served as Vice  President/Chief  Operating Officer of the Bank
                                        since October 1999 and as  Vice-President/Chief  Financial  Officer from 1993 to October  1999.  He also served as  Controller  from 1990 to October  1993.
                                        He has also served as  Treasurer  of the  Corporation  since 1992.  He joined the Bank in 1975 and served as Auditor  from 1988 to 1990.  He has  carried a
                                        CPA designation since 1992.
Joseph W. Berger               37       Mr. Berger has served as  Vice-President/Chief  Financial Officer of the Bank
                                        since  October  1999.  He joined  the Bank in 1987 and  served  as  Assistant
                                        Vice-President and Manager of Consumer Loans from 1991 to 1999.

                             EXECUTIVE COMPENSATION

         The following table sets forth information as to the compensation paid or accrued by the Corporation or the Bank during 1997, 1998 and 1999 for Mr. Thomas F. Hite, President and the Chief Executive Officer of the Corporation and the Bank. No other executive officer of the Corporation received compensation for services to the Corporation or the Bank during 1999 in excess of $100,000.


-------------------------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                                                   LONG TERM                ALL OTHER
                                                                                 COMPENSATION              COMPENSATION
                                          ANNUAL COMPENSATION                       AWARDS                    ($)(3)
                                 --------------------------------------    --------------------------     ---------------
                                                        OTHER ANNUAL        RESTRICTED
NAME AND                         SALARY       BONUS     COMPENSATION          STOCK
PRINCIPAL POSITION       YEAR      ($)(1)      ($)         ($)(2)           AWARDS($)     OPTION(#)

-------------------------------------------------------------------------------------------------------------------------
Thomas F. Hite,          1999     148,402      N/A           N/A               N/A           N/A              22,005
President and Chief      1998     143,722      N/A           N/A               N/A           N/A              13,511
Executive Officer        1997     139,353      N/A           N/A               N/A           N/A               3,915

--------------------

(1) Mr. Hite's salary includes fees received by him for services as a Director of the Corporation and the Bank of $6,000 in 1999, $5,400 in 1998 and $5,400 in 1997.
(2) No other annual compensation was provided to Mr. Hite for services to the Corporation or the Bank during 1997, 1998 or 1999 in amounts sufficient to require disclosure.
(3) All other compensation consists of amounts contributed by the Bank to the 401(k) Profit Sharing Plan on behalf of Mr. Hite of $14,373 in 1999, $13,511 in 1998, and of $3,915 in 1997. It also includes $7,632 contributed in 1999 for split dollar life insurance.



                          COMPENSATION COMMITTEE REPORT

         The Corporation's executive compensation program is structured to provide competitive compensation based upon an employee's job performance relative to his/her area of responsibility. To achieve this goal, the Committee authorizes salaries that are competitive with salaries for comparable positions at other banks and bank holding companies of comparable size and performance. The Corporation does not pay performance based bonuses and does not have any stock option or other compensation plans based on the long term performance of the Corporation.

         To aid in establishing accurate peer group comparison data, the Committee employs the services of an outside consulting firm and also uses compensation surveys provided by the Bank Administration Institute, Employer's Association of Toledo and Ohio Bankers Association.

         To set an individual's salary within the range indicated by the peer group comparison data for the individual's level of responsibility, the Compensation Committee primarily considers the employee's job performance and contribution to the objectives of the Corporation. These latter factors are determined in the subjective judgment of the Compensation Committee for the Chief Executive Officer and with the benefit of performance reviews and salary recommendations by the Chief Executive Officer for other executive officers of the Corporation. To a lesser extent, the Committee also considers local and national economic conditions and future business prospects of the Bank in setting salary levels for executive officers.

         The Committee established the Chief Executive Officer's salary for 1999 at $148,402, which represents approximately a 3.3% increase over the previous year's salary of $143,722. The Committee's determination of the Chief Executive Officer's salary for 1999 was based upon the previously noted criteria, including its subjective evaluation of the Chief Executive Officer's performance.

         This report is submitted by the members of the Compensation Committee.

JOHN P. KELLER                ROBERT H. MOYER                   CLAUDE E. YOUNG

                                PERFORMANCE GRAPH

         The following graph is a comparison of the cumulative total shareholder return (change in share price plus reinvested dividends) through December 31, 1999 of an initial $100 investment on December 31, 1994 in (i) the common shares of the Corporation, (ii) the AMEX Stock Market (American Stock Exchange-U.S. Companies Stock Index), and (iii) the NASDAQ Bank Index. The comparisons in this table are required by the Securities and Exchange Commission. The cumulative return performance shown on the graph is not intended to forecast or be indicative of future performance.

                                      COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                                                   PERFORMANCE GRAPH FOR
                                             NASDAQ STOCK MARKET (US COMPANIES)

         Prepared by the Center for Research in Security Prices
         Produced on 01/25/2000 including data to 12/31/1999

                                             12/31/94    12/31/95     12/31/96    12/31/97    12/31/98     12/31/99
                                             --------    --------     --------    --------    --------     --------

CROGHAN BANCSHARES, INC.                       100.00      121.69       143.41      176.11      224.63       195.51
AMEX STOCK MARKET
     U.S. COMPANIES STOCK INDEX                100.00       128.7        130.7       163.5       175.5        224.2
NASDAQ BANK INDEX                              100.00       149.0        196.7       329.4       327.1        314.4



Notes:
     The lines represent monthly index levels derived from compounded daily returns that include all dividends. The indexes are reweighted daily, using the market capitalization on the previous trading day. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used. The index level for all series was set to $100.00 on 12/30/1994.

               SHAREHOLDER PROPOSAL REGARDING CONFIDENTIAL VOTING

         Jared E. Danziger, 305 E. 63rd Street, Apartment 8C, New York, NY 10021, claiming that he has owned for more than one year common shares of the Corporation with a market value of at least $2,000 and that he will continue to hold such shares through the date of the Annual Meeting, has submitted the following resolution and supporting statement for inclusion in this Proxy Statement and has stated his intention to present same at the Annual Meeting.


               __________________________________________________

                    MANDATORY CONFIDENTIAL VOTING RESOLUTION
                                       OF
                                JARED E. DANZIGER

                  RESOLVED: that the shareholders of Croghan Bancshares, Inc., ("Corporation") direct the Board of Directors to take the necessary steps to adopt and implement a policy of confidential voting at all meetings of its shareholders which includes the following provision:

                  "That the voting of all proxies, consents and authorizations be secret and that the receipt, certification and tabulation of such votes shall be performed by independent election inspectors."

                              SUPPORTING STATEMENT
                                       OF
                                JARED E. DANZIGER

                  "The adoption of a system of confidential proxy voting would be in the best interest of Croghan Bancshares and its shareholders. Confidential balloting is a basic tenet of our country's electoral process and should always be available given the importance of corporate elections and the corporate policies and practices that are determined through the corporate voting processes."

                  "The implementation of a confidential voting system would enhance shareholder right in several ways. First, in the absence of a system of confidential voting at the Corporation, incumbent managers and directors have the power to review incoming proxy votes prior to a tabulation of those votes. This access to the vote affords management and directors an opportunity to resolicit proxies from shareholders voting against the management and directors. Independent shareholders submitting advisory proposals or by-law changes are not afforded the same opportunity, providing the management and directors unfair advantage over shareholders presenting important issues for a shareholder vote."

                  "Second, a confidential corporate ballot would help eliminate concerns of retribution that shareholders may have concerning a decision to oppose the management's and directors' issue positions. It is especially important that individual investors who may feel that their voting positions may jeopardize actual or potential business with the Corporation have the confidence to vote without concern for anything but the merits of the issue presented for shareholder consideration. Also, without confidential voting bank employees owning shares in the Corporation, individually or through the Corporation's pre-tax savings plan, would absolutely feel they may be subject to retribution by management over voting a proxy in opposition to the Directors' issue position."

                  "Confidential voting is gaining popularity. Approximately 156 major U.S. publicly traded corporations have adopted confidential proxy voting procedures for corporate elections. The list of fortune 500 companies with confidential voting includes AT&T, US West, American Express, American Brands, Coca Cola, Citicorp, Gillette, Exxon, Sara Lee, JP Morgan, Bear Stearns, General Electric, General Mills, General Motors, Colgate-Palmolive, American Home Products, Honeywell, Avon Products, 3M, Du Pont, Boeing, Lockheed, Rockwell International, Amoco, Mobil, Eastman Kodak, IBM, Xerox and many others. It's time for our company to do the same. The cost estimate would be less than $5,000 annually, or about $.002 per share."

                  "For the reasons outlined above, I urge you to vote `for' the proposal to establish confidential shareholder voting at Croghan Bancshares, Inc."


                ________________________________________________

                RESPONSE OF THE CORPORATION'S BOARD OF DIRECTORS

        YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE "MANDATORY
           CONFIDENTIAL VOTING RESOLUTION" FOR THE FOLLOWING REASONS:

         The Corporation's current proxy voting procedures comply in all respects with the proxy rules of the Securities Exchange Commission (the "SEC") and the General Corporation Law of the State of Ohio. The SEC does not require confidential voting and has revised the proxy rules to facilitate the ability of shareholders to communicate among themselves. In light of SEC's view on shareholder communication, the Board of Directors believes that its ability to communicate with shareholders during a proxy solicitation should not be limited under any circumstances.

         A confidential voting policy would greatly hinder the Corporation's ability to communicate with shareholders. When an issue critical to the success of the Corporation is involved, the Board of Directors needs to be informed of shareholder opinions so that they may argue effectively for a position that they believe is in the best interests of the Corporation and its shareholders. Especially in the case of a contested election, the party conducting the solicitation may not be acting in the best interests of all shareholders, though such party would have the ability to communicate with such shareholders with few restrictions. In addition, the Corporation may need to contact shareholders who have not returned their proxies to assure a quorum, or to contact those whose proxy cards contain errors or deficiencies so that such shareholders may correct their proxies and cast their votes as intended.

         A confidential voting policy would also effectively eliminate a convenient, cost-effective method for shareholders to communicate with the Corporation. Many shareholders use the proxy card to communicate with the Corporation on various matters of concern to them, such as changes of address, or lost or stolen stock certificates, as well as matters relating to the Corporation's business. These shareholders intend and expect the Corporation to be able to identify them from the proxy card. The Corporation values this opportunity to receive communication from its shareholders.

         The supporting statement of the proponent asserts that confidential voting "would help eliminate concerns of retribution that shareholders may have concerning a decision to oppose the management's and directors' issue positions." Any suggestion by the proponent that the Corporation might take action against a shareholder in retribution for a voting decision is ludicrous.
The Directors, officers and employees of the Corporation respect the right of each shareholder to vote in accordance with his or her own best judgment free from any form of coercion. Further, shareholders can always sell their shares if they disagree with any action of the Board of Directors, or if they disagree with any shareholder vote.

         Under the Corporation's current proxy procedures, any shareholder who desires confidential voting may achieve this goal by registering his shares in the name of a bank, broker or other nominee. In this way, each shareholder may choose whether his vote will be disclosed, rather than having this decision made in advance by the adoption of a confidential voting policy. BECAUSE THE BOARD OF DIRECTORS DOES NOT BELIEVE THAT THE SHAREHOLDER PROPOSAL DESCRIBED ABOVE IS IN THE BEST INTERESTS OF ALL OF THE SHAREHOLDERS OF THE CORPORATION, THE BOARD OF DIRECTORS VIGOROUSLY OPPOSES THE SHAREHOLDER PROPOSAL DESCRIBED ABOVE.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THIS SHAREHOLDER PROPOSAL.

                                  REQUIRED VOTE

         The approval of this proposal requires the affirmative vote of a majority of the Outstanding Common Shares. Abstentions and broker non-votes will be counted in determining the presence of a quorum, but will not be counted as votes cast and will have the same effect as a vote against the proposal.



                    SHAREHOLDER PROPOSAL REGARDING DISCLOSURE
                      OF OFFERS TO PURCHASE THE CORPORATION

         Nathan G. Danziger, 3014 Pembroke Drive, Toledo, Ohio 43606, claiming that he has owned for more than one year common shares of the Corporation with a market value of at least $2,000 and that he will continue to hold such shares through the date of the Annual Meeting, has submitted the following resolution and supporting statement for inclusion in this Proxy Statement and has stated his intention to present same at the Annual Meeting.


                   _______________________________________________

                                 M&A RESOLUTION
                                       OF
                               NATHAN G. DANZIGER

                  RESOLVED that the Code of Regulations of Croghan Bancshares, Inc., ("CORPORATION"), be amended by adding an Article as follows:

                  NOTIFICATION TO STOCKHOLDERS OF ACQUISITION OR MERGER
                  PROPOSALS:

                  Within ten (10) days from the Corporation's receipt of a written Proposal, for the purchase of the assets or stock of the Corporation or for the merger of the Corporation, the Corporation shall mail to each stockholder the details of such Proposal if it meets the following criteria:

                  (A) If the Proposal is for cash and is not less than 2.00 times the book value of the Common Stock of Croghan Bancshares, as of the date of its last audited financial statement; or

                  (B) If the Proposal is for stock of the Offeror and each of the following requirements is met:

                           (1) The aggregate book value of the shares to be issued by the Offeror shall not be less than the aggregate book value of the shares of Croghan Bancshares to be exchanged;

                           (2) The indicated dividends payable by the Offeror on securities to be issued to shareholders of Croghan Bancshares shall not be less than 2.00 times the dividends paid by Croghan Bancshares;

                           (3) The shareholders' equity of the Offeror shall be at least equal to that of Croghan Bancshares; and

                           (4) The aggregate market value of the securities to be issued by the Offeror shall not be less than the aggregate market value of the shares of Croghan Bancshares to be exchanged."

                              SUPPORTING STATEMENT
                                       OF
                               NATHAN G. DANZIGER

                  "During the past years thousands of banks have been acquired or merged. In fact, the corporation's bank itself is a merger of the Croghan Bank and the Colonial Bank. The bank also purchased the shares of First Union Bank of Bellevue on August 1, 1996."

                  "The Board of Directors has no policy for the submission to shareholders of any written proposal for the purchase of the corporation, if one is received. A policy should be in place so that all offers are submitted to the shareholders on the basis that the shareholders are promptly informed and permitted to consider the offer."

                  "If you agree that you, as a shareholder, are entitled to be notified when the corporation receives a written proposal for the purchase of your shares, or for the merger of the corporation with another corporation, vote `for' the proposal."


              ___________________________________________________

                RESPONSE OF THE CORPORATION'S BOARD OF DIRECTORS

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE "M&A RESOLUTION" FOR THE FOLLOWING REASONS:

         Your Board of Directors is not aware of any community bank holding company having a disclosure policy similar to the M&A Resolution. Your Board of Directors strongly believes that any such policy would be contrary to the best interests of all shareholders of the Corporation, as a group, and recommends that you vote AGAINST the M&A Resolution.

Unsolicited Proposals
---------------------

         Although unsolicited merger or acquisition proposals are unusual for the Ohio community banks and their holding companies, it is a fact of business life that many companies receive occasional unsolicited merger or other acquisition proposals from other entities. The proponents of these unsolicited bids have the option of making their acquisition proposal directly to shareholders of their target or of presenting the proposal, on a confidential basis, to target management. If the proponent presents its proposal to management, and not to shareholders, the inescapable conclusion is that the proponent prefers target management consider and approve the proposal before it is communicated to target shareholders, if ever.

         The M&A Resolution could compel your Board of Directors to disclose unsolicited proposals which a potential bidder is unwilling to have disclosed. Thus, the effect of the M&A Resolution may be to discourage or prevent unsolicited proposals that your Board of Directors might otherwise find to be in your best interests. That result would, in turn, conflict with important objectives of the Current Articles and the New Regulations, which are intended to encourage bidders to initiate acquisition efforts through negotiations with the Board of Directors. See the section of this Proxy Statement entitled "ADOPTION OF THE AMENDMENT TO THE CURRENT ARTICLES AND ADOPTION OF THE NEW REGULATIONS."

Solicited Proposals
-------------------

         While the Corporation currently has no plans to solicit merger or acquisition proposals, it is of course possible that your Board of Directors may, in the future, elect to pursue a sale of the Corporation. That process would typically involve the engagement of an investment banker to invite acquisition proposals from qualified bidders. There are many reasons why both the bidders and the Corporation would desire to keep the solicitation and making of these proposals confidential. Because the M&A Resolution might require your Board of Directors to disclose a proposal that the bidder prefers to be strictly confidential, the M&A Resolution also could deter or prevent acquisition proposals that the Board of Directors has actively encouraged. Accordingly, the M&A Resolution could have a detrimental impact on any future efforts to pursue a sale of the Corporation to the highest bidder (and might also discourage your Directors from seeking such a proposal).

Disruption of the Marketplace
-----------------------------

         If a merger or acquisition proposal were to be announced to shareholders in accordance with the M&A Resolutions, the resulting public speculation may interfere with the duty of the Board of Directors to evaluate and consider the proposal carefully and also may hinder the effort of the Board of Directors to obtain the best possible terms and conditions for shareholders. For example, the announcement of a proposal may create an expectation that the Corporation will be sold. Such expectation may increase the pressure on the Board of Directors to consummate a transaction which could be less than optimum for shareholders. If the transaction was not consummated, either because the Board of Directors did not believe that the proposal was fair to the shareholders or because the parties failed to reach an agreement on terms and conditions left open by the initial proposal, the expectations of the public would be dashed. This would cause a serious disruption not only to the shareholders, but also to the employees, customers and the community of the Corporation.

         The potential for this type of disruption may preclude the Board of Directors from pursuing transactions that could be in the best interests of shareholders. In some instances, speculation about a possible sale or merger has had such an impact on the marketplace that corporations were forced to discontinue negotiations. Thus, the M&A Resolution may discourage the Board of Directors from pursuing proposals that could be beneficial to shareholders.

Summary
-------

         You have elected the members of the Board of Directors to exercise judgment in the management and affairs of the Corporation. The adoption of the M&A Resolution prohibits the exercise of judgment, defeating the very purpose for which the Directors are elected. It also discourages proposals for acquisition of the Corporation and future efforts to pursue a sale of the Corporation. BECAUSE THE BOARD OF DIRECTORS DOES NOT BELIEVE THAT THE SHAREHOLDER PROPOSAL DESCRIBED ABOVE IS IN THE BEST INTERESTS OF ALL OF THE SHAREHOLDERS OF THE CORPORATION, THE BOARD OF DIRECTORS VIGOROUSLY OPPOSES THE SHAREHOLDER PROPOSAL DESCRIBED ABOVE.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THE ADOPTION OF THIS SHAREHOLDER PROPOSAL.

                                  REQUIRED VOTE

         The approval of this proposal requires the affirmative vote of a majority of the Outstanding Common Shares. Abstentions and broker non-votes will be counted in determining the presence of a quorum, but will not be counted as votes cast and will have the same effect as a vote against the proposal.



          SHAREHOLDER PROPOSAL REGARDING AGE RESTRICTIONS ON DIRECTORS

         Samuel R. Danziger, 7740 Camino Real, Apt., #G-211, Miami, Florida 33143, claiming that he has owned for more than one year common shares of the Corporation with a market value of at least $2,000 and that he will continue to hold such shares through the date of the Annual Meeting, has submitted the following resolution and supporting statement for inclusion in this Proxy Statement and has stated his intention to present same at the Annual Meeting.


                ________________________________________________

                           AGE RESTRICTION RESOLUTION
                                       OF
                               SAMUEL R. DANZIGER

                  RESOLVED that the Code of Regulations of Croghan Bancshares, Inc., ("CORPORATION"), Article III, Section 2, be amended by adding the following sentence, to wit:

                  "Individuals who have past their seventy-second (72nd) birthday shall not be allowed to commence service nor continue service as a director of the corporation."

                              SUPPORTING STATEMENT
                                       OF
                               SAMUEL R. DANZIGER

                  "Certain things are inevitable including aging. To avoid emotional decisions about aging, often a defined measure is used whether it is individually applicable or not. For example, one becomes eligible for social security and medicare at age 65 like it or not; some need it earlier and some not at all at age 65. Many corporations use a mandatory retirement age, some 65 and some 70."

                  "The Vanguard Group has a 70 mandatory retirement age. In an Associated Press article on August 13, 1999, it was stated `Vanguard said Thursday, that it's founder must step down under a policy that requires board of directors members to resign in December of the year in which they reach 70. Bogle turned 70 in May.' No emotion to it for John Bogle, the founder of the $500 billion Vanguard Funds, which includes the famous Vanguard 500 Index Fund."

                  "An unemotional decision is needed to prevent ossification of the Board of Directors and I urge each shareholder to vote `for' the proposal to establish a 72 age limit for service on the Board of Directors."

                _______________________________________________

                RESPONSE OF THE CORPORATION'S BOARD OF DIRECTORS

   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE "AGE RESTRICTION RESOLUTION" FOR THE FOLLOWING REASONS:

         The Board of Directors believes that shareholders should be able to consider and evaluate the qualifications, experience and the ability of each nominee to serve as a Director on an individual basis, regardless of the person's race, sex, religion or age.

         In the Board of Directors' view, a policy mandating retirement from the Board of Directors at the age of 72, in all cases without regard to the capabilities and potential contributions of the individuals in question, could deprive the Corporation and its shareholders of the services of extremely able, dedicated and hard-working Directors. It will also deprive the Corporation and the Board of Directors of the wisdom and perspective which can be gained only from age.

         Our society has recognized the detrimental effect of the type of irrational thinking represented by this proposal. Every state in the union, as well as the Federal government, has adopted laws against discrimination on the basis of age because it represents stereotyping at its worst. Your Board of Directors does not believe that age is an appropriate barometer of a Director's ability to serve the Corporation and does not agree with the proponent that an open and tolerant policy will create an "ossification" of the Board of Directors.

         The flexibility inherent in the current policy permits your Board of Directors to nominate those whom we believe to be most capable of overseeing the management of the Corporation's business. The Board of Directors believes it would be a misfortune for the Corporation and its shareholders for that discretion to be withheld. BECAUSE THE BOARD OF DIRECTORS DOES NOT BELIEVE THAT THE SHAREHOLDER PROPOSAL DESCRIBED ABOVE IS IN THE BEST INTERESTS OF ALL OF THE SHAREHOLDERS OF THE CORPORATION, THE BOARD OF DIRECTORS VIGOROUSLY OPPOSES THE SHAREHOLDER PROPOSAL DESCRIBED ABOVE.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THE ADOPTION OF THIS SHAREHOLDER PROPOSAL.

                                REQUIRED VOTE

         The approval of this proposal requires the affirmative vote of a majority of the Outstanding Common Shares. Abstentions and broker non-votes will be counted in determining the presence of a quorum, but will not be counted as votes cast and will have the same effect as a vote against the proposal.

         INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

         The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectability or present other unfavorable features. The Corporation and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with others. Loans to Directors and executive officers, including their immediate families and companies in which they are principal owners, totaled $8,186,000, or 23.4% of total shareholders' equity at December 31, 1999. The nature and amount of such indebtedness and transactions during 1999 is such that no disclosure is required for any individual items.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons who own 10% or more of the Outstanding Common Shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

         Based on the Corporation's review of the copies of such forms it has received, the Corporation believes that all of its officers, Directors and 10% or greater shareholders complied with all filing requirements applicable to them with respect to transactions during 1999.

         RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Corporation has engaged the firm of Clifton Gunderson Ltd., independent certified public accountants, to report upon the consolidated financial statements included in the Annual Report submitted herewith. A representative from said firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Corporation has not yet selected an accounting firm to report upon its 2000 financial statements, although it intends to again engage Clifton Gunderson Ltd. for such purpose.

                                 OTHER BUSINESS

         Management of the Corporation does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

     SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2001 ANNUAL MEETING

         The Board of Directors requests that any shareholder proposals intended for presentation at the 2001 Annual Meeting be submitted to Thomas F. Hite, President, in writing no later than November 25, 2000 for consideration for inclusion in the Corporation's proxy materials for such meeting. Unless the Corporation has been given written notice by February 7, 2001 of a shareholder proposal to be presented at the 2001 Annual Meeting other than by means of inclusion in the Corporation's proxy materials for the meeting, persons named in the Proxies solicited by the Board of Directors for the meeting may use their discretionary voting authority to vote against the proposal.

                                           By Order of the Board of Directors




                                           Thomas F. Hite, President
                                           and Chief Executive Officer

EXHIBIT I

                              AMENDED AND RESTATED
                               CODE OF REGULATIONS

                                       OF

                            CROGHAN BANCSHARES, INC.

                                      INDEX
SECTION        CAPTION                                                  PAGE NO.


                                   ARTICLE ONE


                            MEETINGS OF SHAREHOLDERS

Section 1.01.  Annual Meetings.................................................1
Section 1.02.  Calling of Meetings.............................................1
Section 1.03.  Place of Meetings...............................................1
Section 1.04.  Notice of Meetings..............................................1
Section 1.05.  Waiver of Notice................................................2
Section 1.06.  Quorum..........................................................2
Section 1.07.  Votes Required..................................................2
Section 1.08.  Order of Business...............................................2
Section 1.09.  Shareholders Entitled to Vote...................................2
Section 1.10.  Proxies.........................................................2
Section 1.11.  Inspectors of Election..........................................3

                                   ARTICLE TWO


                                    DIRECTORS

Section 2.01.  Authority and Qualifications....................................3
Section 2.02.  Number of Directors and Term of Office..........................3
Section 2.03.  Election........................................................4
Section 2.04.  Nomination......................................................4
Section 2.05.  Removal.........................................................5
Section 2.06.  Vacancies.......................................................5
Section 2.07.  Meetings........................................................5
Section 2.08.  Notice of Meetings..............................................5
Section 2.09.  Waiver of Notice................................................6
Section 2.10.  Quorum..........................................................6
Section 2.11.  Executive Committee.............................................6
Section 2.12.  Compensation....................................................7
Section 2.13.  By-Laws.........................................................7

                                  ARTICLE THREE


                                    OFFICERS

Section 3.01.  Officers........................................................7
Section 3.02.  Tenure of Office................................................7

Section 3.03.  Duties of the Chairman of the Board.............................7
Section 3.04.  Duties of the President.........................................7
Section 3.05.  Duties of the Vice Presidents...................................8
Section 3.06.  Duties of the Secretary.........................................8
Section 3.07.  Duties of the Treasurer.........................................8

                                  ARTICLE FOUR


                                     SHARES

Section 4.01.  Certificates....................................................8
Section 4.02.  Transfers.......................................................9
Section 4.03.  Transfer Agents and Registrars..................................9
Section 4.04.  Lost, Wrongfully Taken or Destroyed Certificates................9
Section 4.05.  Uncertificated Shares..........................................10

                                  ARTICLE FIVE


                          INDEMNIFICATION AND INSURANCE

Section 5.01.  Indemnification................................................10
Section 5.02.  Court-Approved Indemnification.................................11
Section 5.03.  Indemnification for Expenses...................................11
Section 5.04.  Determination Required.........................................11
Section 5.05.  Advances for Expenses..........................................12
Section 5.06.  Article Five Not Exclusive.....................................12
Section 5.07.  Insurance......................................................12
Section 5.08.  Certain Definitions............................................13
Section 5.09.  Venue..........................................................13

                                   ARTICLE SIX


                                  MISCELLANEOUS

Section 6.01.  Amendments.....................................................13
Section 6.02.  Action by Shareholders or Directors Without a Meeting..........14

                            AMENDED AND RESTATED
                            CODE OF REGULATIONS
                                     OF
                          Croghan Bancshares, Inc.
                                ARTICLE ONE
                          MEETINGS OF SHAREHOLDERS

         SECTION 1.01. ANNUAL MEETINGS. The annual meeting of the shareholders for the election of directors, for the consideration of reports to be laid before such meeting and for the transaction of such other business as may properly come before such meeting, shall be held on the second Tuesday in May in each year or on such other date as may be fixed from time to time by the directors.

         SECTION 1.02. CALLING OF MEETINGS. Meetings of the shareholders may be called only by the chairman of the board of directors, the president, or, in case of the president's absence, death, or disability, the vice president authorized to exercise the authority of the president, the secretary, the directors by action at a meeting, or a majority of the directors acting without a meeting, or the holders of at least fifty percent (50%) of all shares outstanding and entitled to vote thereat.

         SECTION 1.03. PLACE OF MEETINGS. All meetings of shareholders shall be held at the principal office of the corporation, unless otherwise provided by action of the directors. Meetings of shareholders may be held at any place within or outside the State of Ohio.

         SECTION 1.04. NOTICE OF MEETINGS. (A) Written notice stating the time, place and purposes of a meeting of the shareholders shall be given either by personal delivery or by mail not less than seven (7) nor more than sixty (60) days before the date of the meeting, (1) to each shareholder of record entitled to vote at the meeting, (2) by or at the direction of the president or the secretary. If mailed, such notice shall be addressed to the shareholder at his address as it appears on the records of the corporation. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at such meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in any manner provided by law, the Articles or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.

         (B) Following receipt by the president or the secretary of a request in writing, specifying the purpose or purposes for which the persons properly making such request have called a meeting of the shareholders, delivered either in person or by registered mail to such officer by any persons entitled to call a meeting of shareholders, such officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than seven (7) nor more than sixty (60) days after the receipt of such request, as such officer may fix. If such notice is not given within thirty (30) days after the receipt of such request by the president or the secretary, then, and only then, the persons properly calling the meeting may fix the time of meeting and give notice thereof in accordance with the provisions of the Regulations.

         SECTION 1.05. WAIVER OF NOTICE. Notice of the time, place and purpose or purposes of any meeting of shareholders may be waived in writing, either before or after the holding of such meeting, by any shareholders, which writing shall be filed with or entered upon the records of such meeting. The attendance of any shareholder, in person or by proxy, at any such meeting without protesting the lack of proper notice, prior to or at the commencement of the meeting, shall be deemed to be a waiver by such shareholder of notice of such meeting.

         SECTION 1.06. QUORUM. At any meeting of shareholders, the holders of a majority of the voting shares of the corporation then outstanding and entitled to vote thereat, present in person or by proxy, shall constitute a quorum for such meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, or the chairman of the board, the president, or the officer of the corporation acting as chairman of the meeting, may adjourn such meeting from time to time, and if a quorum is present at such adjourned meeting any business may be transacted as if the meeting had been held as originally called.

         SECTION 1.07. VOTES REQUIRED. At all elections of directors the candidates receiving the greatest number of votes shall be elected. Any other matter submitted to the shareholders for their vote shall be decided by the vote of such proportion of the shares, or of any class of shares, or of each class, as is required by law, the Articles or the Regulations.

         SECTION 1.08. ORDER OF BUSINESS. The order of business at any meeting of shareholders shall be determined by the officer of the corporation acting as chairman of such meeting unless otherwise determined by a vote of the holders of a majority of the voting shares of the corporation then outstanding, present in person or by proxy, and entitled to vote at such meeting.

         SECTION 1.09. SHAREHOLDERS ENTITLED TO VOTE. Each shareholder of record on the books of the corporation on the record date for determining the shareholders who are entitled to vote at a meeting of shareholders shall be entitled at such meeting to one vote for each share of the corporation standing in his name on the books of the corporation on such record date. The directors may fix a record date for the determination of the shareholders who are entitled to receive notice of and to vote at a meeting of shareholders, which record date shall not be a date earlier than the date on which the record date is fixed and which record date may be a maximum of sixty (60) days preceding the date of the meeting of shareholders.

         SECTION 1.10. PROXIES. At meetings of the shareholders any shareholder of record entitled to vote thereat may be represented and may vote by a proxy or proxies appointed by an instrument in writing signed by such shareholder, or appointed by a verifiable communication authorized by such shareholder. Any transmission appointing a proxy to represent a shareholder that creates a record capable of authentication, including, but not limited to, a telegram, a cablegram, electronic mail or an electronic, telephonic or other transmission that appears to have been transmitted by such shareholder is a sufficient verifiable communication to appoint a proxy. A photographic, photostatic, facsimile transmission, or equivalent reproduction of a writing that is signed by such shareholder and that appoints a proxy is a sufficient writing to appoint a proxy. Proxies shall be filed with the secretary of the meeting before the person holding such proxy shall be allowed to vote thereunder. No proxy shall be valid after the expiration of eleven months after the date of its execution, unless the shareholder executing it shall have specified therein the date on which it is to expire or the length of time it is to continue in force.

         SECTION 1.11. INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the directors may appoint inspectors of election to act at such meeting or any adjournment thereof; if inspectors are not so appointed, the officer of the corporation acting as chairman of any such meeting may make such appointment. In case any person appointed as inspector fails to appear or act, the vacancy may be filled only by appointment made by the directors in advance of such meeting or, if not so filled, at the meeting by the officer of the corporation acting as chairman of such meeting. No other person or persons may appoint or require the appointment of inspectors of election.

                                ARTICLE TWO
                                 DIRECTORS

         SECTION 2.01. AUTHORITY AND QUALIFICATIONS. Except where the law, the Articles or the Regulations otherwise provide, all authority of the corporation shall be vested in and exercised by its directors.

         SECTION 2.02. NUMBER OF DIRECTORS AND TERM OF OFFICE.

         (A) Until changed in accordance with the provisions of the Regulations, the number of directors of the corporation shall be twelve (12).

         (B) The number of directors may be fixed or changed at a meeting of the shareholders called for the purpose of electing directors at which a quorum is present, only in accordance with the Articles of the corporation.

         (C) The directors may fix or change the number of directors and may fill any director's office that is created by an increase in the number of directors; provided, however, that the directors may not increase the number of directors to more than sixteen (16) nor reduce the number of directors to less than five (5).

         (D) No reduction in the number of directors shall of itself have the effect of shortening the term of any incumbent director.

         (E) The board of directors shall be divided into three classes as nearly equal in number as the then fixed number of directors permits, with the term of office of one class expiring each year. A separate election for each class of directors shall be held at the 2000 annual meeting of the shareholders. The directors elected to the first class shall hold office for a term expiring in 2001; the directors elected to the second class shall hold office for a term expiring in 2002; and the directors elected to the third class shall hold office for a term expiring in 2003. At each annual meeting of shareholders, successors to the class of directors whose term expires shall be elected to hold office for a three-year term. A director shall hold office until the annual meeting for the year in which his term expires and until his successor is duly elected and qualified, or until his earlier resignation, removal from office, or death. In the event of any increase in the number of directors of the corporation, the additional directors shall be similarly classified in such a manner that each class of directors shall be as equal in number as possible. In the event of any decrease in the number of directors of the corporation, such decrease shall be effected in such a manner that each class of directors shall be as equal in number as possible.

         SECTION 2.03. ELECTION. At each annual meeting of shareholders for the election of directors, the successors to the directors whose term shall expire in that year shall be elected, but if the annual meeting is not held or if one or more of such directors are not elected thereat, they may be elected at a special meeting called for that purpose. The election of directors shall be by ballot whenever requested by the officer of the corporation acting as chairman of the meeting or by the holders of a majority of the voting shares outstanding, entitled to vote at such meeting and present in person or by proxy, but unless such request is made, the election shall be by viva voce.

         SECTION 2.04. NOMINATION. (A) Any nominee for election as a director of the corporation may be proposed only by the directors or by any shareholder entitled to vote for the election of directors. No person, other than a nominee proposed by the directors, may be nominated for election as a director of the corporation unless such person shall have been proposed in a written notice, delivered or mailed by first-class United States mail, postage prepaid, to the secretary of the corporation at the principal offices of the corporation. In the case of a nominee proposed for election as a director at an annual meeting of shareholders, such written notice of a proposed nominee shall be received by the secretary of the corporation on or before the December 31st immediately preceding such annual meeting, or within a reasonable time prior to the date of such annual meeting as determined by the board of directors. In the case of a nominee proposed for election as a director at a special meeting of shareholders at which directors are to be elected, such written notice of a proposed nominee shall be received by the secretary of the corporation no later than the close of business on the seventh (7th) day following the day on which notice of the special meeting was mailed to shareholders. Each such written notice of a proposed nominee shall set forth: (1) the name, age, business or residence address of each nominee proposed at such notice, (2) the principal occupation or employment of such nominee, and (3) the number of common shares of the corporation owned beneficially and/or of record by each such nominee and the length of time any such shares have been so owned.

         (B) If any shareholder shall attempt to nominate one or more persons for election as director at any meeting at which directors are to be elected without having identified each such person in a written notice given as contemplated by, and/or without having provided therein the information specified in subparagraph (A) of this section, each such attempted nomination shall be invalid and shall be disregarded unless the officer of the corporation acting as chairman of the meeting determines that the facts warrant the acceptance of such nomination.

         SECTION 2.05. REMOVAL. Any director or the entire board of directors may be removed from office only by the affirmative vote of the holders of shares then entitling them to exercise not less than two-thirds of the voting power of the corporation at an election of directors, and shareholders may effect such removal only for cause; provided, however, that if any class or series of shares shall entitle the holders thereof to elect one or more directors, any director or all the directors elected by such holders may be removed only by the affirmative vote of the holders of shares of such class or series then entitling them to exercise not less than two-thirds of the voting power of such class or series at any election of such directors, and such removal may be effected only for cause. Any such removal shall be deemed to create a vacancy in the board of directors.

         SECTION 2.06. VACANCIES. The remaining directors, though less than a majority of the whole authorized number of directors, may, by the vote of a majority of their number, fill any vacancy in the board of directors. A vacancy in the board of directors exists within the meaning of this Section 2.06 in case the shareholders increase the authorized number of directors but fail at the meeting at which such increase is authorized, or an adjournment thereof, to elect the additional directors provided for, or in case the shareholders fail at any time to elect the whole authorized number of directors. Any person named by the directors to fill a vacancy in the board of directors shall serve only until the next annual meeting.

         SECTION 2.07. MEETINGS. A meeting of the directors shall be held immediately following the adjournment of each annual meeting of shareholders at which directors are elected, and notice of such meeting need not be given. The directors shall hold such other meetings as may from time to time be called, and such other meetings of directors may be called only by the chairman of the board, the president, or any two directors. All meetings of directors shall be held at the principal office of the corporation in Fremont, Ohio or at such other place within or outside the State of Ohio, as the directors may from time to time determine by a resolution. Meetings of the directors may be held through any communications equipment if all persons participating can hear each other and participation in a meeting pursuant to this provision shall constitute presence at such meeting.

         SECTION 2.08. NOTICE OF MEETINGS. Notice of the time and place of each meeting of directors for which such notice is required by law, the Articles, the Regulations or the By-Laws shall be given to each of the directors by at least one of the following methods:

         (1) In a writing mailed not less than three days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation; or

         (2) By telegraph, cable, radio, electronic mail, wireless, or a writing sent or delivered to the residence or usual place of business of a director as the same appears on the records of the corporation, not later than the day before the date on which such meeting is to be held; or

         (3) Personally or by telephone not later than the day before the date on which such meeting is to be held.

Notice given to a director by any one of the methods specified in the Regulations shall be sufficient, and the method of giving notice to all directors need not be uniform. Notice of any meeting of directors may be given only by the chairman of the board, the president or the secretary of the corporation. Any such notice need not specify the purpose or purposes of the meeting. Notice of adjournment of a meeting of directors need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

         SECTION 2.09. WAIVER OF NOTICE. Notice of any meeting of directors may be waived in writing, either before or after the holding of such meeting, by any director, which writing shall be filed with or entered upon the records of the meeting. The attendance of any director at any meeting of directors without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed to be a waiver by him of notice of such meeting.

         SECTION 2.10. QUORUM. A majority of the whole authorized number of directors shall be necessary to constitute a quorum for a meeting of directors, except that a majority of the directors in office shall constitute a quorum for filling a vacancy in the board of directors. The act of a majority of the directors present at a meeting at which a quorum is present is the act of the board of directors, except as otherwise provided by law, the Articles or the Regulations.

         SECTION 2.11. EXECUTIVE COMMITTEE. The directors may create an executive committee or any other committee of directors, to consist of not less than two (2) directors, and may authorize the delegation to such executive committee or other committees of any of the authority of the directors, however conferred, other than that of filling vacancies among the directors or in the executive committee or in any other committee of the directors.

         Such executive committee or any other committee of directors shall serve at the pleasure of the directors, shall act only in the intervals between meetings of the directors, and shall be subject to the control and direction of the directors. Such executive committee or other committee of directors may act by a majority of its members at a meeting or by a writing or writings signed by all of its members.

         Any act or authorization of any act by the executive committee or any other committee within the authority delegated to it shall be as effective for all purposes as the act or authorization of the directors. No notice of a meeting of the executive committee or of any other committee of directors shall be required. A meeting of the executive committee or of any other committee of directors may be called only by the president or by a member of such executive or other committee of directors. Meetings of the executive committee or of any other committee of directors may be held through any communications equipment if all persons participating can hear each other and participation in such a meeting shall constitute presence thereat.

         SECTION 2.12. COMPENSATION. Directors shall be entitled to receive as compensation for services rendered and expenses incurred as directors, such amounts as the directors may determine.

         SECTION 2.13. BY-LAWS. The directors may adopt, and amend from time to time, By-Laws for their own government, which By-Laws shall not be inconsistent with the law, the Articles or the Regulations.

                               ARTICLE THREE
                                  OFFICERS

         SECTION 3.01. OFFICERS. The officers of the corporation to be elected by the directors shall be a president, a secretary, a treasurer, and, if desired, one or more vice presidents and such other officers and assistant officers as the directors may from time to time elect. The directors may elect a chairman of the board of directors, who must be a director. Officers need not be shareholders of the corporation, and may be paid such compensation as the board of directors may determine. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Articles, the Regulations or the By-Laws to be executed, acknowledged, or verified by two or more officers.

         SECTION 3.02. TENURE OF OFFICE. The officers of the corporation shall hold office at the pleasure of the directors. Any officer of the corporation may be removed, either with or without cause, at any time, by the affirmative vote of a majority of all the directors then in office; such removal, however, shall be without prejudice to the contract rights, if any, of the person so removed.

         SECTION 3.03. DUTIES OF THE CHAIRMAN OF THE BOARD OF DIRECTORS. The chairman of the board of directors, if any, shall preside at all meetings of the directors and over all meetings of shareholders. He shall have such other powers and duties as the directors shall from time to time assign to him.

         SECTION 3.04. DUTIES OF THE PRESIDENT. The president shall be the chief executive officer of the corporation and shall exercise supervision over the business of the corporation and shall have, among such additional powers and duties as the directors may from time to time assign to him, the power and authority to sign all certificates evidencing shares of the corporation and all deeds, mortgages, bonds, contracts, notes and other instruments requiring the signature of the president of the corporation. In the absence of the chairman of the board of directors, or in the event that no chairman is elected, it shall be the duty of the president to preside at all meetings of shareholders.

         SECTION 3.05. DUTIES OF THE VICE PRESIDENTS. In the absence of the president or in the event of his inability or refusal to act, the vice president, if any (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election), shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the directors may from time to time prescribe.

         SECTION 3.06. DUTIES OF THE SECRETARY. It shall be the duty of the secretary, or of an assistant secretary, if any, in case of the absence or inability to act of the secretary, to keep minutes of all the proceedings of the shareholders and the directors and to make a proper record of the same; to perform such other duties as may be required by law, the Articles or the Regulations; to perform such other and further duties as may from time to time be assigned to him by the directors or the president; and to deliver all books, paper and property of the corporation in his possession to his successor, or to the president.

         SECTION 3.07. DUTIES OF THE TREASURER. The treasurer, or an assistant treasurer, if any, in case of the absence or inability to act of the treasurer, shall receive and safely keep in charge all money, bills, notes, choses in action, securities and similar property belonging to the corporation, and shall do with or disburse the same as directed by the president or the directors; shall keep an accurate account of the finances and business of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required and hold the same open for inspection and examination by the directors; shall give bond in such sum with such security as the directors may require for the faithful performance of his duties; shall, upon the expiration of his term of office, deliver all money and other property of the corporation in his possession or custody to his successor or the president; and shall perform such other duties as from time to time may be assigned to him by the directors.

                                ARTICLE FOUR
                                   SHARES

         SECTION 4.01. CERTIFICATES. Certificates evidencing ownership of shares of the corporation shall be issued to those entitled to them. Each certificate evidencing shares of the corporation shall bear a distinguishing number; the signatures of the chairman of the board of directors, the president, or a vice president, and of the secretary, an assistant secretary, the treasurer, or an assistant treasurer (except that when any such certificate is countersigned by an incorporated transfer agent or registrar, such signatures may be facsimile, engraved, stamped or printed); and such recitals as may be required by law. Certificates evidencing shares of the corporation shall be of such tenor and design as the directors may from time to time adopt and may bear such recitals as are permitted by law.

         SECTION 4.02. TRANSFERS. Where a certificate evidencing a share or shares of the corporation is presented to the corporation or its proper agents with a request to register transfer, the transfer shall be registered as requested if:

         (1) An appropriate person signs on each certificate so presented or signs on a separate document an assignment or transfer of shares evidenced by each such certificate, or signs a power to assign or transfer such shares, or when the signature of an appropriate person is written without more on the back of each such certificate; and

         (2) Reasonable assurance is given that the endorsement of each appropriate person is genuine and effective; the corporation or its agents may refuse to register a transfer of shares unless the signature of each appropriate person is guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Act of 1934 or any successor rule or regulation; and

         (3) All applicable laws relating to the collection of transfer or other taxes have been complied with; and

         (4) The corporation or its agents are not otherwise required or permitted to refuse to register such transfer.

         SECTION 4.03. TRANSFER AGENTS AND REGISTRARS. The directors may appoint one or more agents to transfer or to register shares of the corporation, or both.

         SECTION 4.04. LOST, WRONGFULLY TAKEN OR DESTROYED CERTIFICATES. Except as otherwise provided by law, where the owner of a certificate evidencing shares of the corporation claims that such certificate has been lost, destroyed or wrongfully taken, the directors must cause the corporation to issue a new certificate in place of the original certificate if the owner:

         (1) So requests before the corporation has notice that such original certificate has been acquired by a bona fide purchaser; and

         (2) Files with the corporation, unless waived by the directors, an indemnity bond, with surety or sureties satisfactory to the corporation, in such sums as the directors may, in their discretion, deem reasonably sufficient as indemnity against any loss or liability that the corporation may incur by reason of the issuance of each such new certificate; and

         (3) Satisfies any other reasonable requirements which may be imposed by the directors, in their discretion.

         SECTION 4.05. UNCERTIFICATED SHARES. Anything contained in this Article Four to the contrary notwithstanding, the directors may provide by resolution that some or all of any or all classes and series of shares of the corporation shall be uncertificated shares, provided that such resolution shall not apply to:

         (1) Shares of the corporation represented by a certificate until such certificate is surrendered to the corporation in accordance with applicable provisions of Ohio law; or

         (2) Any certificated security of the corporation issued in exchange for an uncertificated security in accordance with applicable provisions of Ohio law.

The rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical, except as otherwise expressly provided by law.

                                ARTICLE FIVE
                       INDEMNIFICATION AND INSURANCE

         SECTION 5.01. INDEMNIFICATION. The corporation shall indemnify any officer or director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, agent or volunteer of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, agent or volunteer of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if his act or omission giving rise to any claim for indemnification under this Section 5.01 was not occasioned by his intent to cause injury to the corporation or by his reckless disregard for the best interests of the corporation, and in respect of any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. It shall be presumed that no act or omission of a person claiming indemnification under this Section 5.01 that gives rise to such claim was occasioned by an intent to cause injury to the corporation or by a reckless disregard for the best interests of the corporation and, in respect of any criminal matter, that such person had no reasonable cause to believe his conduct was unlawful; the presumption recited in this Section 5.01 can be rebutted only by clear and convincing evidence, and the termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.

         SECTION 5.02. COURT-APPROVED INDEMNIFICATION. Anything contained in the Regulations or elsewhere to the contrary notwithstanding:

         (A) The corporation shall not indemnify any officer or director of the corporation who was a party to any completed action or suit instituted by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, agent or volunteer of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, agent or volunteer of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he shall have been adjudged to be liable for an act or omission occasioned by his deliberate intent to cause injury to the corporation or by his reckless disregard for the best interests of the corporation, unless and only to the extent that the Court of Common Pleas of Sandusky County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances of the case, he is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

         (B) The corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 5.02.

         SECTION 5.03. INDEMNIFICATION FOR EXPENSES. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or matter therein, he shall be promptly indemnified by the corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by him in connection therewith.

         SECTION 5.04. DETERMINATION REQUIRED. Any indemnification required under Section 5.01 and not precluded under Section 5.02 shall be made by the corporation only upon a determination that such indemnification is proper in the circumstances because the officer or director has met the applicable standard of conduct set forth in Section 5.01. Such determination may be made only (a) by a majority vote of a quorum consisting of directors of the corporation who were not and are not parties to, or threatened with, any such action, suit or proceeding, or (b) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified, within the past five years, or
(c) by the shareholders, or (d) by the Court of Common Pleas of Sandusky County, Ohio or (if the corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any; any such determination may be made by a court under division (d) of this
Section 5.04 at any time (including, without limitation, any time before, during or after the time when any such determination may be requested of, be under consideration by or have been denied or disregarded by the disinterested directors under division (a) or by independent legal counsel under division (b) or by the shareholders under division (c) of this Section 5.04); and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under division (a) or by independent legal counsel under division (b) or by the shareholders under division (c) of this Section 5.04 shall be evidence in rebuttal of the presumption recited in Section 5.01. Any determination made by the disinterested directors under division (a) or by independent legal counsel under division (b) of this Section 5.04 to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten (10) days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Sandusky County, Ohio or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

         SECTION 5.05. ADVANCES FOR EXPENSES. The provisions of Section 1701.13(E)(5)(a) of the Ohio Revised Code do not apply to the corporation. Expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding referred to in Section 5.01 shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer or director promptly as such expenses are incurred by him, but only if such officer or director shall first agree, in writing, to repay all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he shall not have been successful on the merits or otherwise if it is proved by clear and convincing evidence in a court of competent jurisdiction that, in respect of any such claim, issue or other matter, his relevant action or failure to act was occasioned by his deliberate intent to cause injury to the corporation or his reckless disregard for the best interests of the corporation, unless, and only to the extent that, the Court of Common Pleas of Sandusky County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such determination, and in view of all of the circumstances, he is fairly and reasonably entitled to all or part of such indemnification.

         SECTION 5.06. ARTICLE FIVE NOT EXCLUSIVE. The indemnification provided by this Article Five shall not be exclusive of, and shall be in addition to, any other rights to which any person seeking indemnification may be entitled under the Articles, the Regulations, any agreement, a vote of disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         SECTION 5.07. INSURANCE. The corporation may purchase and maintain insurance, or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance, for or on behalf of any person who is or was a director, officer, employee, agent or volunteer of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, agent or volunteer of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the obligation or the power to indemnify him against such liability under the provisions of this Article Five. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         SECTION 5.08. CERTAIN DEFINITIONS. For purposes of this Article Five, and as an example and not by way of limitation:

                  (A) A person claiming indemnification under this Article Five shall be deemed to have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to such person, with or without prejudice, without the entry of a judgment or order against him, without a conviction of him, without the imposition of a fine upon him and without his payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against him or otherwise results in a vindication of him).

         (B) References to an "other enterprise" shall include employee tax benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries.

         SECTION 5.09. VENUE. Any action, suit or proceeding to determine a claim for, or for repayment to the corporation of, indemnification under this Article Five may be maintained by the person claiming such indemnification, or by the corporation, in the Court of Common Pleas of Sandusky County, Ohio. The corporation and (by claiming or accepting such indemnification) each such person consent to the exercise of jurisdiction over its or his person by the Court of Common Pleas of Sandusky County, Ohio in any such action, suit or proceeding.

                                ARTICLE SIX
                               MISCELLANEOUS

         SECTION 6.01. AMENDMENTS. The Regulations of the corporation may only be amended or new regulations adopted in accordance with the provisions of the Articles of the corporation or the law.

         SECTION 6.02. ACTION BY SHAREHOLDERS OR DIRECTORS WITHOUT A MEETING. Anything contained in the Regulations to the contrary notwithstanding, except as provided in Section 6.01, any action which may be authorized or taken at a meeting of the shareholders or of the directors or of a committee of the directors, as the case may be, may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose, or all the directors, or all the members of such committee of the directors, respectively, which writings shall be filed with or entered upon the records of the corporation.


         REVOCABLE PROXY

         CROGHAN BANCSHARES, INC.

         323 Croghan Street
         Fremont, Ohio 43420

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 2000.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned, having received notice of the Annual Meeting of Shareholders of Croghan Bancshares, Inc. to be held at 1:00 p.m. local time on Tuesday, May 9, 2000, hereby designates and appoints Thomas F. Hite, Janet E.
Burkett and J. Terrence Wolfe, and each of them, with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares, par value $12.50 per share, of Croghan
Bancshares, Inc., that the undersigned is entitled to vote at such Annual
Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Annual Meeting.

                                                                                            YOUR BOARD
                                                                                          RECOMMENDS YOU
                                                        FOR       AGAINST       ABSTAIN         VOTE:
                                                        ---       -------       -------         -----
1.   Proposal to adopt an amendment to the Amended
     Articles of Incorporation to require a
     supermajority vote of two-thirds of the
     outstanding shares for the following
     shareholder actions if the Board of Directors      -----      -----         -----           FOR
     recommends against the approval of such
     actions: (a) a proposed amendment to the
     Articles of Incorporation of the corporation;
     (b) a proposed amendment to the Code of
     Regulations of the corporation; (c) a
     proposal to change the number of directors by
     action of the shareholders; (d) an agreement
     of merger or consolidation providing for the
     proposed merger or consolidation of the
     corporation with or into one or more other
     corporations; (e) a proposed combination or
     majority share acquisition involving the
     issuance of shares of the corporation and
     requiring shareholder approval; (f) a
     proposal to sell, exchange, transfer or
     otherwise dispose of all, or substantially
     all, of the assets, with or without good
     will, of the corporation; or (g) a proposed
     dissolution of the corporation.


2.   Proposals related to the Amended and Restated
     Code of Regulations: NOTE: None of the
     proposals in item 2 will be adopted unless all of the proposals in item 2 are approved by a majority of the outstanding common shares. Use the following lines to vote separately for each proposal:


     (i)     adoption of the Amended and Restated
             Code of Regulations in its entirety;          -----      -----         -----           FOR

     (ii)    classification of the Board of Directors      -----      -----         -----           FOR
             into three classes of four directors
             each, with terms expiring in successive
             years;

     (iii)   establishment of advance notice
             requirements for shareholder nominations
             for the Board of Directors;                   -----      -----         -----           FOR

     (iv)    the requirement of cause and a vote of
             the holders of two-thirds of the
             outstanding shares of the Corporation to
             remove directors and the ability of
             directors to fill vacancies;                  -----      -----         -----           FOR

     (v)     the increase of the required vote for
             shareholders to call meetings of
             shareholders to 50% of the outstanding
             shares of the Corporation;                    -----      -----         -----           FOR

     (vi)    the expansion of the indemnification
             available to directors and officers; and      -----      -----         -----           FOR

     (vii)   certain technical changes and the
             removal of obsolete provisions in the
             Code of Regulations.                          -----      -----         -----           FOR



3.   If all of the proposals in item 2 ARE adopted, to elect the following four
     (4) directors for terms expiring in 2001, to elect the following four (4)
     directors for terms expiring in 2002 and to elect the following four (4) directors for terms expiring in 2003. If all of the proposals in item 2 ARE
     NOT adopted, to elect the following twelve (12) directors for terms expiring in 2001.


                             PLEASE SEE REVERSE SIDE


                                                                         WITHHOLD            YOUR BOARD
                                                                      AUTHORITY FOR          RECOMMENDS
                                                        FOR           ALL NOMINEES            YOU VOTE:
                                                        ---           ------------            ---------
(i)  For terms expiring in 2001: Janet E. Burkett,
     Daniel W. Lease, John P. Keller and Allan E.
     Mehlow.                                            -----             -----           FOR all nominees
     IF YOU WISH TO WITHHOLD AUTHORITY FOR
     INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) IN
     THE FOLLOWING SPACE:
---------------------------------------------------
(ii) For terms expiring in 2002 (or for terms
     expiring in 2001 if all of the proposals in
     item 2 are not adopted): Thomas F. Hite,
     Robert H. Moyer, J. Terrence Wolfe and Gary
     L. Zimmerman.                                      -----             -----           FOR all nominees
     IF YOU WISH TO WITHHOLD AUTHORITY FOR
     INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) IN
     THE FOLLOWING SPACE:
---------------------------------------------------
(iii) For terms expiring in 2003 (or for terms
     expiring in 2001 if all of the proposals in
     item 2 are not adopted): Claire F. Johansen,
     Stephen A. Kemper, K. Brian Pugh, and Claude
     E. Young.                                          -----             -----           FOR all nominees
     IF YOU WISH TO WITHHOLD AUTHORITY FOR
     INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) IN
     THE FOLLOWING SPACE:
---------------------------------------------------


                                                                                                                       YOUR BOARD
                                                                                                                       RECOMMENDS
                                                                         FOR              AGAINST         ABSTAIN       YOU VOTE:
                                                                         ---              -------         -------       --------
4.   To adopt the Shareholder  Proposal  requiring  confidential voting of proxies and  independent  inspectors of election,
     both monitored by a third party.                                   -----              -----           -----         AGAINST
5.   To adopt the Shareholder  Proposal requiring  disclosure to shareholders  of  offers  to  purchase  or  merge  with the
     Corporation  within 10 days of  receipt  of such  offers by        -----              -----           -----         AGAINST
     the Corporation.
6.   To adopt the Shareholder  Proposal  prohibiting  service on the Board of Directors of individuals who are 72 or older.
                                                                        -----              -----           -----         AGAINST

         THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT
SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON SUCH OTHER
MATTERS, INCLUDING THE ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL
PROXIES, IF NCESSSARY, AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF.

         The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Annual Meeting. The Proxy may be revoked by delivering a signed revocation to the Corporation at any time prior to the Annual Meeting, by submitting a later-dated Proxy, or by attending the Annual
Meeting in person and casting a ballot. The undersigned hereby revokes any Proxy previously given to vote such shares at the Annual Meeting.

                                                     Dated:____________________

                                                     __________________________
                                                     Signature of Shareholder
To aid the Corporation in making arrangements
for the Annual Meeting, please indicate your
preliminary intentions for attendance:               __________________________
                                                     Signature of Shareholder

___ I/We plan to attend the luncheon and the meeting. (Please sign Proxy as your name appears on your
                                                      stock certificate(s).
                                                      JOINT OWNERS SHOULD EACH
                                                      SIGN PERSONALLY.  When
___ I/We plan to attend only the meeting.             signing as attorney,
                                                      executor, administrator,
                                                      trustee, guardian or
                                                      corporate officer, please
                                                      give your full title as
                                                      such.)
___ I/We do not plan to attend.


    PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.


